UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.18

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 12, 2018

This report provides management’s discussion of fund performance for AB Global Bond Fund for the annual reporting period ended September 30, 2018.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB GLOBAL BOND FUND
Class A Shares	-0.62%	-0.50%
Class B Shares[1]	-1.03%	-1.30%
Class C Shares	-1.00%	-1.36%
Advisor Class Shares[2]	-0.50%	-0.25%
Class R Shares[2]	-0.82%	-0.91%
Class K Shares[2]	-0.68%	-0.60%
Class I Shares[2]	-0.49%	-0.23%
Class Z Shares[2]	-0.46%	-0.18%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.14%	0.82%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2018.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the 12-month period, currency investments detracted from relative performance, as losses from long positions in the Argentine peso, Indian rupee, South Korean won and Mexican peso and a short position in the yen more than offset gains from a short position in the British pound. Yield-curve positioning also detracted, primarily in the eurozone and UK, while positioning along the Brazilian yield curve contributed. Sector allocation contributed, particularly exposure to US agency risk-sharing transactions and an overweight in high-yield corporates.

2 | AB GLOBAL BOND FUND	abfunds.com

Security selections also contributed, helped by selections within eurozone treasuries and US commercial mortgage-backed securities. Country positioning (a result of bottom-up security analysis combined with fundamental research) was positive.

During the six-month period, country allocation detracted from performance, primarily because of an off-benchmark exposure to the Brazilian real. The Fund’s eurozone yield-curve positioning also detracted. Currency investments were negative, as losses from long positions in the Argentine peso, Indian rupee and Malaysian ringgit outweighed gains from short positions in the Turkish lira and Taiwan dollar. Security selection contributed, particularly within eurozone treasuries and US commercial mortgage-backed securities. Sector allocation also added to returns, helped most by overweight positions in US agency risk sharing transactions and in US high-yield corporates.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Variance swaps were used as tail hedges to hedge against flight-to-quality tail events. Credit default swaps were also utilized to hedge credit risk and to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the later part of the period on tighter monetary policy and escalating global trade tensions. Developed-market treasuries rallied, outperforming the positive returns of global high yield, while investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally came under pressure from a stronger US dollar, global trade war, hawkish US Federal Reserve (the “Fed”) and stress in several emerging-market countries.

The Fed raised interest rates four times in the period, as widely expected. Meanwhile, the European Central Bank started to scale back asset purchases, but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

Significant volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, triggered a search for quality. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war.

abfunds.com	AB GLOBAL BOND FUND | 3

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt securities from both developed and emerging markets. The Team’s core fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

abfunds.com	AB GLOBAL BOND FUND | 5

DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

6 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB GLOBAL BOND FUND | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB GLOBAL BOND FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.19%
1 Year	-0.50%	-4.68%
5 Years	3.02%	2.12%
10 Years	4.95%	4.49%
CLASS B SHARES			1.47%
1 Year	-1.30%	-4.21%
5 Years	2.24%	2.24%
10 Years[2]	4.50%	4.50%
CLASS C SHARES			1.53%
1 Year	-1.36%	-2.33%
5 Years	2.26%	2.26%
10 Years	4.19%	4.19%
ADVISOR CLASS SHARES[3]			2.54%
1 Year	-0.25%	-0.25%
5 Years	3.30%	3.30%
10 Years	5.24%	5.24%
CLASS R SHARES[3]			2.03%
1 Year	-0.91%	-0.91%
5 Years	2.63%	2.63%
10 Years	4.60%	4.60%
CLASS K SHARES[3]			2.22%
1 Year	-0.60%	-0.60%
5 Years	2.96%	2.96%
10 Years	4.95%	4.95%
CLASS I SHARES[3]			2.61%
1 Year	-0.23%	-0.23%
5 Years	3.32%	3.32%
10 Years	5.26%	5.26%
CLASS Z SHARES[3]			2.61%
1 Year	-0.18%	-0.18%
Since Inception[4]	3.43%	3.43%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.62%, 1.57%, 0.58%, 1.23%, 0.90%, 0.56% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB GLOBAL BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

10 | AB GLOBAL BOND FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.68%
5 Years	2.12%
10 Years	4.49%
CLASS B SHARES
1 Year	-4.21%
5 Years	2.24%
10 Years[1]	4.50%
CLASS C SHARES
1 Year	-2.33%
5 Years	2.26%
10 Years	4.19%
ADVISOR CLASS SHARES[2]
1 Year	-0.25%
5 Years	3.30%
10 Years	5.24%
CLASS R SHARES[2]
1 Year	-0.91%
5 Years	2.63%
10 Years	4.60%
CLASS K SHARES[2]
1 Year	-0.60%
5 Years	2.96%
10 Years	4.95%
CLASS I SHARES[2]
1 Year	-0.23%
5 Years	3.32%
10 Years	5.26%
CLASS Z SHARES[2]
1 Year	-0.18%
Since Inception[3]	3.43%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB GLOBAL BOND FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB GLOBAL BOND FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$993.80	$4.10	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$989.70	$8.13	1.63%
Hypothetical**	$1,000	$1,016.90	$8.24	1.63%
Class C
Actual	$1,000	$990.00	$7.83	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Advisor Class
Actual	$1,000	$995.00	$2.85	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%
Class R
Actual	$1,000	$991.80	$6.09	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%
Class K
Actual	$1,000	$993.20	$4.65	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%
Class I
Actual	$1,000	$995.10	$2.70	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%
Class Z
Actual	$1,000	$995.40	$2.45	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL BOND FUND | 13

PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,883.0

1

All data are as of September 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Emerging Markets–Treasuries, Governments–Sovereign Bonds, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Calls, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

14 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

1

All data are as of September 30, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries or regions: Angola, Argentina, Australia, Brazil, Chile, China, Colombia, Costa Rica, Denmark, Dominican Republic, Egypt, Gabon, India, Indonesia, Israel, Ivory Coast, Kazakhstan, Kuwait, Luxembourg, Malaysia, Netherlands, New Zealand, Norway, Peru, Portugal, Qatar, Singapore, South Africa, South Korea, Supranational, Sweden, Turkey, United Arab Emirates and Uruguay.

abfunds.com	AB GLOBAL BOND FUND | 15

PORTFOLIO OF INVESTMENTS

September 30, 2018

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 42.4%
Australia – 0.1%
Australia Government Bond Series 144 3.75%, 4/21/37(a)	AUD	10,790	$8,641,068

Belgium – 3.6%
Kingdom of Belgium Government Bond Series 44 5.00%, 3/28/35(a)	EUR	4,410	7,949,644
Series 71 3.75%, 6/22/45(a)		2,300	3,887,000
Series 72 2.60%, 6/22/24(a)		15,065	19,857,955
Series 79 0.20%, 10/22/23(a)		114,165	133,118,723
Series 81 0.80%, 6/22/27(a)		70,935	83,028,023

			247,841,345

Canada – 6.0%
Canadian Government Bond 1.75%, 3/01/23	CAD	523,876	395,921,929
2.75%, 12/01/48		17,110	14,190,550

			410,112,479

France – 3.8%
French Republic Government Bond OAT Zero Coupon, 3/25/23(a)	EUR	12,785	14,852,886
1.00%, 5/25/27(a)		189,747	227,507,702
2.50%, 5/25/30(a)		16,390	22,357,183

			264,717,771

Germany – 4.3%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(a)		30,690	35,906,140
1.00%, 8/15/24(a)		1,196	1,469,100
2.50%, 7/04/44-8/15/46(a)		144,430	224,748,447
Series 3 4.75%, 7/04/34(a)		16,765	31,081,347

			293,205,034

Ireland – 0.6%
Ireland Government Bond 1.00%, 5/15/26(a)		37,007	43,943,229

Italy – 3.8%
Italy Buoni Poliennali Del Tesoro 1.20%, 4/01/22		15,490	17,513,988
1.35%, 4/15/22		81,835	92,871,568

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.85%, 5/15/24	EUR	15,600	$17,447,510
2.05%, 8/01/27		15,257	16,471,156
2.20%, 6/01/27		92,205	101,060,840
4.00%, 9/01/20		1,870	2,283,473
5.50%, 11/01/22		12,050	15,752,831

			263,401,366

Japan – 1.8%
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34	JPY	6,281,600	63,252,649
Series 158 0.50%, 9/20/36		7,087,200	61,736,486

			124,989,135

Malaysia – 1.0%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	115,764	28,519,259
Series 414 3.654%, 10/31/19		132,723	32,148,984
Series 515 3.759%, 3/15/19		31,332	7,587,212

			68,255,455

Mexico – 2.8%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,082,265	51,053,130
6.50%, 6/10/21		1,451,021	75,146,892
8.00%, 6/11/20		1,296,690	69,494,630

			195,694,652

Singapore – 0.4%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	27,263,357

Spain – 1.7%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	42,243	51,965,711
4.85%, 10/31/20(a)		48,145	61,656,770

			113,622,481

United Kingdom – 2.0%
United Kingdom Gilt 1.50%, 7/22/47(a)	GBP	1,319	1,560,380
1.75%, 9/07/22(a)		41,640	55,736,844
2.00%, 9/07/25(a)		46,220	63,043,790
4.25%, 12/07/40(a)		8,574	15,907,219

			136,248,233

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 10.4%
U.S. Treasury Bonds 2.75%, 11/15/47	U.S.$	75,615	$69,223,173
2.875%, 5/15/43(b)		25,920	24,502,500
2.875%, 11/15/46		62,670	58,939,180
3.00%, 11/15/44		8,855	8,545,075
3.00%, 11/15/45(c)		48,695	46,960,241
3.00%, 2/15/47(b)		31,220	30,088,275
3.625%, 8/15/43		33,835	36,298,611
4.625%, 2/15/40		10,100	12,381,969
U.S. Treasury Bonds Principal Strip Zero Coupon, 2/15/43-5/15/48		3,024	1,256,867
U.S. Treasury Notes 1.625%, 2/15/26(b)		83,594	75,874,522
1.625%, 5/15/26		81,524	73,753,834
2.00%, 11/15/26		75,991	70,315,700
2.125%, 5/15/25(b)		11,486	10,877,979
2.25%, 2/15/27-11/15/27		209,042	196,201,495

			715,219,421

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	180,873	4,701,883
9.875%, 6/20/22(a)		110,704	3,277,038

			7,978,921

Total Governments – Treasuries (cost $2,931,954,586)			2,921,133,947

CORPORATES – INVESTMENT GRADE – 17.6%
Financial Institutions – 9.5%
Banking – 7.7%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	U.S.$	7,200	7,198,070
Banco Santander SA 3.50%, 4/11/22		10,600	10,376,319
5.179%, 11/19/25		400	402,981
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	13,070	16,298,975
3.106% (LIBOR 3 Month + 0.79%), 3/05/24(d)	U.S.$	450	448,704
3.55%, 3/05/24		545	538,433
3.824%, 1/20/28		15,380	14,952,774
3.864%, 7/23/24		325	324,744
4.20%, 8/26/24		300	301,029
4.45%, 3/03/26		150	150,124

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series DD 6.30%, 3/10/26(e)	U.S.$	4,681	$5,029,196
Series G 3.593%, 7/21/28		4,615	4,395,280
Series Z 6.50%, 10/23/24(e)		7,010	7,554,130
Bank of Ireland Group PLC 4.50%, 11/25/23(a)		19,730	19,691,132
Bank One Michigan 8.25%, 11/01/24		210	258,282
Banque Federative du Credit Mutuel SA 3.75%, 7/20/23(a)		275	272,663
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,756	2,376,344
Barclays PLC 3.684%, 1/10/23	U.S.$	14,795	14,391,644
4.338%, 5/16/24		2,065	2,039,805
BBVA Banco Continental SA 5.00%, 8/26/22(a)		4,224	4,347,370
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	120,502
BNG Bank NV Zero Coupon, 4/05/28	CAD	24,800	13,935,866
BNP Paribas SA 6.75%, 3/14/22(a)(e)	U.S.$	435	441,377
7.625%, 3/30/21(a)(e)		4,436	4,658,780
BNZ International Funding Ltd./London 2.40%, 2/21/20(a)		265	261,643
3.375%, 3/01/23(a)		270	264,207
BPCE SA 4.00%, 9/12/23(a)		250	246,298
5.15%, 7/21/24(a)		260	264,794
5.70%, 10/22/23(a)		8,936	9,316,566
Capital One Bank USA, NA 3.375%, 2/15/23		915	889,635
Citigroup, Inc. 1.375%, 10/27/21(a)	EUR	5,268	6,326,663
2.70%, 3/30/21	U.S.$	330	324,279
3.20%, 10/21/26		115	107,359
3.40%, 5/01/26		227	215,906
4.044%, 6/01/24		25,020	25,103,692
4.40%, 6/10/25		380	379,922
4.45%, 9/29/27		275	271,787
4.65%, 7/23/48		165	166,623
Compass Bank 2.75%, 9/29/19		3,398	3,401,445
3.50%, 6/11/21		250	248,619

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 4/01/20	U.S.$	296	$302,992
Cooperatieve Rabobank UA 3.95%, 11/09/22		3,962	3,940,930
4.375%, 8/04/25		9,145	9,046,499
11.00%, 6/30/19(a)(e)		88	92,922
Countrywide Capital III Series B 8.05%, 6/15/27		1,037	1,273,925
Credit Agricole SA/London 2.375%, 7/01/21(a)		4,033	3,900,351
3.25%, 10/04/24(a)		1,713	1,606,751
3.375%, 1/10/22(a)		1,401	1,376,316
4.125%, 1/10/27(a)(f)		4,715	4,558,014
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		4,200	4,161,742
3.80%, 6/09/23		1,559	1,542,219
4.55%, 4/17/26		15,680	15,745,825
Danske Bank A/S 3.875%, 9/12/23(a)		325	318,534
Deutsche Bank AG/New York NY 3.375%, 5/12/21		165	161,125
Discover Bank 4.682%, 8/09/28		328	325,699
DNB Bank ASA 6.50%, 3/26/22(a)(e)		200	205,020
Fifth Third Bancorp 3.50%, 3/15/22		15	14,947
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	13,508	16,391,274
2.876%, 10/31/22	U.S.$	225	219,367
2.905%, 7/24/23		3,521	3,400,089
3.75%, 5/22/25-2/25/26		313	305,371
3.85%, 7/08/24		1,230	1,222,112
4.25%, 10/21/25		385	381,275
4.411%, 4/23/39		385	373,183
HSBC Holdings PLC 4.25%, 3/14/24		7,810	7,767,560
4.292%, 9/12/26		6,801	6,725,448
6.00%, 9/29/23(a)(e)	EUR	4,711	6,065,702
6.50%, 3/23/28(e)	U.S.$	270	260,971
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)		16,385	15,223,287
3.375%, 1/12/23(a)		13,790	12,781,013
JPMorgan Chase & Co. 1.375%, 9/16/21(a)	EUR	9,277	11,153,466
2.776%, 4/25/23	U.S.$	560	543,357
3.22%, 3/01/25		270	261,442

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.509%, 1/23/29	U.S.$	115	$108,836
3.559%, 4/23/24		896	886,926
3.782%, 2/01/28		31,084	30,211,099
3.882%, 7/24/38		115	107,183
3.90%, 7/15/25		250	249,718
3.964%, 11/15/48		280	256,926
Lloyds Banking Group PLC 4.05%, 8/16/23		275	273,332
4.375%, 3/22/28		11,789	11,498,083
4.582%, 12/10/25		1,289	1,262,764
4.65%, 3/24/26		7,357	7,227,649
Morgan Stanley 3.125%, 7/27/26		115	107,015
3.737%, 4/24/24		435	431,747
4.457%, 4/22/39		110	109,234
5.00%, 11/24/25		160	165,567
Series G 1.375%, 10/27/26	EUR	17,531	19,900,343
1.75%, 3/11/24		13,530	16,224,262
4.35%, 9/08/26	U.S.$	700	694,031
5.50%, 7/24/20		295	306,072
Nationwide Building Society 4.00%, 9/14/26(a)		7,305	6,841,578
Nordea Bank AB 3.75%, 8/30/23(a)		7,401	7,321,247
4.875%, 5/13/21(a)		12,295	12,576,150
Series G 3.50%, 3/12/25(a)(e)	EUR	2,130	2,338,516
Royal Bank of Scotland Group PLC 5.125%, 5/28/24	U.S.$	215	214,951
Santander Holdings USA, Inc. 3.40%, 1/18/23		280	270,064
4.40%, 7/13/27		16,388	15,661,749
Santander UK Group Holdings PLC 2.875%, 8/05/21		13,775	13,408,020
4.75%, 9/15/25(a)		5,781	5,636,076
Santander UK PLC 5.00%, 11/07/23(a)		265	267,263
Standard Chartered PLC 3.95%, 1/11/23(a)		4,920	4,811,258
4.247%, 1/20/23(a)(g)		23,760	23,829,854
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		9,333	9,314,633
Swedbank AB 6.00%, 3/17/22(a)(e)		200	202,064
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,081,421

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)	U.S.$	4,933	$4,888,539
UniCredit SpA 3.75%, 4/12/22(a)		11,665	11,149,524
4.625%, 4/12/27(a)		250	229,076
US Bancorp Series J 5.30%, 4/15/27(e)		6,443	6,453,380
Wachovia Corp. 5.50%, 8/01/35		305	330,616
Wells Fargo & Co. 2.625%, 8/16/22(a)	EUR	383	480,885
3.00%, 10/23/26	U.S.$	849	786,806
3.069%, 1/24/23		208	202,851
3.50%, 3/08/22		325	324,359
4.40%, 6/14/46		115	108,301
Series K 6.104% (LIBOR 3 Month + 3.77%), 12/15/18(d)(e)		215	217,875
Series M 3.45%, 2/13/23		205	201,410
Zions Bancorporation 4.50%, 6/13/23		26	26,273

			532,138,216

Brokerage – 0.0%
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.15%, 1/23/30		280	251,319

Finance – 0.2%
Air Lease Corp. 3.25%, 3/01/25		285	266,221
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35		420	396,432
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	243,959
Synchrony Financial
4.25%, 8/15/24		175	169,169
4.50%, 7/23/25		12,780	12,358,005

			13,433,786

Insurance – 1.2%
ACE Capital Trust II 9.70%, 4/01/30		150	209,495
Aegon NV 5.50%, 4/11/48		275	265,108

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aetna, Inc. 3.875%, 8/15/47	U.S.$	230	$202,821
Allstate Corp. (The) 6.50%, 5/15/57		160	177,292
American International Group, Inc. 6.82%, 11/15/37		198	239,282
Series A-9 5.75%, 4/01/48		315	306,420
Anthem, Inc. 3.30%, 1/15/23		15	14,767
3.50%, 8/15/24		250	244,396
4.55%, 3/01/48		275	267,008
Aon Corp. 8.205%, 1/01/27		155	188,105
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)	EUR	7,099	8,757,437
Aviva PLC 3.375%, 12/04/45(a)		9,277	10,852,716
Series E 6.125%, 7/05/43(a)		10,505	14,209,307
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		6,700	9,345,732
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	U.S.$	200	192,203
CNP Assurances 4.50%, 6/10/47(a)	EUR	2,100	2,677,934
Five Corners Funding Trust 4.419%, 11/15/23(a)	U.S.$	2,400	2,458,387
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		149	146,190
Halfmoon Parent, Inc. 3.75%, 7/15/23(a)		6,435	6,425,058
4.125%, 11/15/25(a)		7,800	7,773,636
4.375%, 10/15/28(a)		165	164,330
4.80%, 8/15/38(a)		110	110,259
4.90%, 12/15/48(a)		165	164,546
Hartford Financial Services Group, Inc. (The) Series ICON 4.439% (LIBOR 3 Month + 2.13%), 2/12/47(a)(d)		280	262,784
Jackson National Life Global Funding 2.50%, 6/27/22(a)		275	264,270

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 7.00%, 6/15/40	U.S.$	90	$113,065
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2	3,065
MetLife Capital Trust IV 7.875%, 12/15/37(a)		207	254,916
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	2,700	3,721,080
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	6,869,056
Principal Financial Group, Inc. 4.70%, 5/15/55		290	291,654
Prudential Financial, Inc. 5.20%, 3/15/44		145	144,965
5.625%, 6/15/43		375	389,436
QBE Insurance Group Ltd. 6.75%, 12/02/44(a)		305	319,871
UnitedHealth Group, Inc. 4.25%, 6/15/48		215	216,073

			78,242,664

REITS – 0.4%
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25		112	107,118
4.00%, 1/15/24		270	270,487
American Homes 4 Rent LP 4.25%, 2/15/28		280	267,505
American Tower Corp. 4.70%, 3/15/22		4,000	4,129,508
5.00%, 2/15/24		105	109,803
5.05%, 9/01/20		4,800	4,938,024
Boston Properties LP 2.75%, 10/01/26		120	108,656
DDR Corp. 3.625%, 2/01/25		170	161,902
EPR Properties 4.95%, 4/15/28		220	216,367
Essex Portfolio LP 3.875%, 5/01/24		108	107,086
HCP, Inc. 3.875%, 8/15/24		335	327,385
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,784	1,767,853
Hospitality Properties Trust 4.65%, 3/15/24		225	223,555

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kilroy Realty LP 6.625%, 6/01/20	U.S.$	250	$261,488
Kimco Realty Corp. 2.80%, 10/01/26		122	108,796
Mid-America Apartments LP 3.75%, 6/15/24		100	97,681
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		215	213,429
Realty Income Corp. 3.875%, 4/15/25		270	267,794
Spirit Realty LP 4.45%, 9/15/26		1,847	1,768,253
Ventas Realty LP 3.50%, 2/01/25		112	107,069
VEREIT Operating Partnership LP 4.60%, 2/06/24		3,600	3,610,818
Vornado Realty LP 3.50%, 1/15/25		560	534,401
Welltower, Inc. 4.00%, 6/01/25		379	373,693
4.95%, 9/01/48		220	218,444
Weyerhaeuser Co. 4.625%, 9/15/23		165	170,035
WP Carey, Inc. 4.60%, 4/01/24		58	58,522
WPC Eurobond BV 2.125%, 4/15/27	EUR	8,082	9,278,960

			29,804,632

			653,870,617

Industrial – 7.4%
Basic – 0.6%
Alpek SAB de CV 4.50%, 11/20/22(a)	U.S.$	220	221,100
Anglo American Capital PLC 3.625%, 9/11/24(a)		200	190,069
3.75%, 4/10/22(a)		280	277,416
4.875%, 5/14/25(a)		200	200,615
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	270,135
Equate Petrochemical BV 3.00%, 3/03/22(a)		15,619	15,002,049
4.25%, 11/03/26(a)		200	196,850
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		105	108,144
Glencore Finance Europe Ltd. 1.75%, 3/17/25(a)	EUR	2,383	2,713,438
3.375%, 9/30/20(a)		1,555	1,914,609

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Funding LLC 4.00%, 3/27/27(a)	U.S.$	2,431	$2,284,432
4.125%, 5/30/23(a)		2,923	2,915,459
4.625%, 4/29/24(a)		7,550	7,595,760
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(a)		1,704	1,718,058
Inversiones CMPC SA 4.375%, 4/04/27(a)		265	259,264
Mexichem SAB de CV 4.00%, 10/04/27(a)		280	258,300
Mosaic Co. (The) 4.25%, 11/15/23		556	562,915
Newmont Mining Corp. 5.125%, 10/01/19		265	269,110
Nutrien Ltd. 3.375%, 3/15/25		105	99,699
Vale Overseas Ltd. 6.25%, 8/10/26		210	228,107
Yamana Gold, Inc. 4.625%, 12/15/27		225	211,205
4.95%, 7/15/24		3,336	3,293,276

			40,790,010

Capital Goods – 0.2%
3M Co. 4.00%, 9/14/48		135	135,236
CNH Industrial Capital LLC 4.375%, 4/05/22		102	103,250
General Electric Co. Series D 5.00%, 1/21/21(e)		3,300	3,218,031
Series G 6.875%, 1/10/39		175	218,196
Holcim Finance Luxembourg SA 2.25%, 5/26/28(a)	EUR	7,303	8,574,878
United Technologies Corp. 3.95%, 8/16/25	U.S.$	264	262,958
4.125%, 11/16/28		110	109,430
4.625%, 11/16/48		135	135,686
Wabtec Corp. 4.15%, 3/15/24		4,770	4,734,554

			17,492,219

Communications - Media – 0.5%
21st Century Fox America, Inc. 3.00%, 9/15/22		530	521,638
5.40%, 10/01/43		230	269,278

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CBS Corp. 3.375%, 2/15/28	U.S.$	85	$77,868
3.50%, 1/15/25		55	52,572
5.50%, 5/15/33		85	89,157
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		4,300	4,301,832
4.908%, 7/23/25		13,384	13,606,937
5.75%, 4/01/48		165	164,800
Comcast Corp. 3.40%, 7/15/46		180	145,956
3.90%, 3/01/38		280	256,654
4.25%, 1/15/33		350	342,383
4.75%, 3/01/44		100	99,574
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,794	2,658,323
4.50%, 6/30/43(a)		160	137,449
Interpublic Group of Cos., Inc. (The) 3.75%, 10/01/21		136	136,134
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,491,284
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		201	190,769
3.65%, 11/01/24		110	106,978
RELX Capital, Inc. 8.625%, 1/15/19		30	30,470
Thomson Reuters Corp. 4.30%, 11/23/23		445	451,664
Time Warner Cable LLC 4.50%, 9/15/42		100	85,512
6.55%, 5/01/37		105	113,928
Viacom, Inc. 5.625%, 9/15/19		10	10,246
Warner Media LLC 2.95%, 7/15/26		120	108,802
3.55%, 6/01/24		6,274	6,099,432
3.60%, 7/15/25		150	143,804
4.05%, 12/15/23		215	216,385
4.85%, 7/15/45		115	107,126
WPP Finance 2010 4.75%, 11/21/21		693	709,126

			36,726,081

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
AT&T, Inc. 3.40%, 5/15/25	U.S.$	5,641	$5,368,314
4.125%, 2/17/26		5,849	5,778,315
4.75%, 5/15/46		207	188,926
4.80%, 6/15/44		70	64,505
5.15%, 2/15/50(a)		200	189,541
5.45%, 3/01/47		195	194,929
British Telecommunications PLC 9.625%, 12/15/30		150	213,659
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	3,984,586
SK Telecom Co., Ltd. 3.75%, 4/16/23(a)	U.S.$	275	271,660
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		17,360	17,382,221
Telefonica Emisiones SAU 4.665%, 3/06/38		220	207,465
Verizon Communications, Inc. 2.625%, 8/15/26		420	380,757
3.376%, 2/15/25		170	165,179
3.85%, 11/01/42		255	220,644
4.125%, 3/16/27		110	110,412
4.272%, 1/15/36		139	132,510
4.522%, 9/15/48		215	204,258
4.862%, 8/21/46		250	250,594
Vodafone Group PLC 2.95%, 2/19/23		225	217,304
4.125%, 5/30/25		298	295,993
6.15%, 2/27/37		30	33,243

			35,855,015

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC
3.81%, 1/09/24		4,039	3,851,005
4.134%, 8/04/25		1,361	1,283,856
General Motors Co. 4.20%, 10/01/27		4,950	4,662,375
5.40%, 4/01/48		120	111,754
General Motors Financial Co., Inc. 3.50%, 11/07/24		570	537,206
3.70%, 5/09/23		2,606	2,545,760
4.35%, 4/09/25		475	465,589
5.25%, 3/01/26		3,364	3,439,400

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hyundai Capital America 1.75%, 9/27/19(a)	U.S.$	220	$216,458
2.55%, 4/03/20(a)		177	174,096
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		270	265,224

			17,552,723

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 1.625%, 2/22/21	EUR	26,900	32,282,679

Consumer Cyclical - Other – 0.0%
Owens Corning 7.00%, 12/01/36	U.S.$	50	57,383

Consumer Cyclical - Restaurants – 0.0%
Starbucks Corp. 3.80%, 8/15/25		273	271,484

Consumer Cyclical - Retailers – 0.0%
Home Depot, Inc. (The) 5.40%, 9/15/40		90	105,204
Lowe’s Cos., Inc. 3.70%, 4/15/46		115	104,967
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		430	424,470

			634,641

Consumer Non-Cyclical – 1.7%
AbbVie, Inc. 1.375%, 5/17/24	EUR	7,050	8,319,078
3.20%, 5/14/26	U.S.$	235	218,735
3.60%, 5/14/25		538	520,205
4.45%, 5/14/46		115	105,950
4.70%, 5/14/45		100	96,171
4.875%, 11/14/48		275	270,282
Ahold Finance USA LLC 6.875%, 5/01/29		4,809	5,595,252
Allergan Funding SCS 3.85%, 6/15/24		220	217,684
Altria Group, Inc. 3.875%, 9/16/46		230	201,193
4.25%, 8/09/42		115	106,698
AmerisourceBergen Corp. 4.30%, 12/15/47		171	154,642
Amgen, Inc. 4.40%, 5/01/45		420	403,780

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Anheuser-Busch InBev Finance, Inc. 4.90%, 2/01/46	U.S.$	390	$392,759
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38		220	211,617
4.60%, 4/15/48		270	261,592
BAT Capital Corp. 3.222%, 8/15/24(a)		285	271,508
4.54%, 8/15/47(a)		220	202,660
Bayer US Finance II LLC 2.85%, 4/15/25(a)		275	250,354
Becton Dickinson and Co. 2.894%, 6/06/22		110	106,887
3.363%, 6/06/24		105	101,416
3.734%, 12/15/24		463	453,357
Biogen, Inc. 5.20%, 9/15/45		140	148,527
Bunge Ltd. Finance Corp. 3.50%, 11/24/20		174	173,428
Campbell Soup Co. 4.15%, 3/15/28		120	114,403
Cardinal Health, Inc. 3.079%, 6/15/24		275	259,840
3.41%, 6/15/27		130	119,897
Celgene Corp. 2.75%, 2/15/23		11,565	11,094,062
3.25%, 2/20/23		12,995	12,733,255
3.45%, 11/15/27		13,752	12,812,353
3.625%, 5/15/24		220	216,823
3.875%, 8/15/25		275	270,625
4.55%, 2/20/48		105	97,574
CVS Health Corp. 3.875%, 7/20/25		440	433,209
4.10%, 3/25/25		13,945	13,896,987
4.30%, 3/25/28		13,675	13,555,180
4.78%, 3/25/38		490	488,536
Express Scripts Holding Co. 3.00%, 7/15/23		88	84,796
3.40%, 3/01/27		130	120,727
3.50%, 6/15/24		137	133,411
4.80%, 7/15/46		115	112,168
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		200	208,733
General Mills, Inc. 3.346% (LIBOR 3 Month + 1.01%), 10/17/23(d)		110	110,847
4.00%, 4/17/25		330	326,547

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 4.15%, 3/01/47	U.S.$	110	$104,209
4.50%, 2/01/45		220	218,762
4.60%, 9/01/35		210	216,596
Imperial Brands Finance PLC 2.95%, 7/21/20(a)		250	247,656
Keurig Dr. Pepper, Inc. 4.057%, 5/25/23(a)		270	270,340
4.417%, 5/25/25(a)		270	270,977
Kraft Heinz Foods Co. 3.95%, 7/15/25		335	329,817
4.00%, 6/15/23		435	436,241
4.375%, 6/01/46		155	136,449
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	97,031
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	6,001,432
McKesson Corp. 0.625%, 8/17/21	EUR	7,800	9,137,886
Medtronic, Inc. 4.375%, 3/15/35	U.S.$	150	154,976
Mylan, Inc. 3.125%, 1/15/23(a)		100	95,299
4.20%, 11/29/23		105	103,800
Pfizer, Inc. 4.10%, 9/15/38		165	164,242
4.125%, 12/15/46		155	153,689
Philip Morris International, Inc. 4.25%, 11/10/44		205	193,226
Reckitt Benckiser Treasury Services PLC 2.75%, 6/26/24(a)		290	274,839
Reynolds American, Inc. 4.45%, 6/12/25		8,780	8,836,289
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		113	108,780
Stryker Corp. 2.625%, 3/15/21		68	66,944
Tyson Foods, Inc. 5.10%, 9/28/48		165	168,085
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		205	202,994
3.70%, 3/19/23		107	106,321
4.45%, 8/15/45		110	102,766

			114,173,394

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.7%
Anadarko Finance Co. Series B 7.50%, 5/01/31	U.S.$	50	$61,494
Anadarko Petroleum Corp. 3.45%, 7/15/24		160	153,902
6.20%, 3/15/40		115	127,864
Andeavor 4.75%, 12/15/23		260	269,360
5.125%, 12/15/26		200	209,508
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.50%, 12/01/22		220	216,635
Apache Corp. 7.75%, 12/15/29		60	74,169
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47		110	99,378
Boardwalk Pipelines LP 4.95%, 12/15/24		100	101,454
Canadian Natural Resources Ltd. 2.95%, 1/15/23		390	376,388
3.80%, 4/15/24		110	108,859
3.85%, 6/01/27		121	117,769
6.50%, 2/15/37		30	35,713
Cenovus Energy, Inc. 3.00%, 8/15/22		115	110,590
3.80%, 9/15/23		435	427,105
4.25%, 4/15/27		175	169,171
Continental Resources, Inc./OK 3.80%, 6/01/24		110	107,895
4.50%, 4/15/23		388	394,759
Crescent Point Energy Corp. 5.13%, 4/14/21(h)(i)		15,250	15,696,003
Devon Energy Corp. 3.25%, 5/15/22		360	353,365
Ecopetrol SA 5.875%, 9/18/23		160	170,080
Enbridge Energy Partners LP 4.375%, 10/15/20		100	101,482
5.875%, 10/15/25		160	175,711
9.875%, 3/01/19		205	210,491
Encana Corp. 3.90%, 11/15/21		170	170,635
Energy Transfer Partners LP 4.65%, 6/01/21		2,850	2,917,819
4.90%, 2/01/24		2,700	2,785,126

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.05%, 6/01/41	U.S.$	85	$89,194
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		155	157,211
5.00%, 10/01/22		105	108,869
Eni SpA Series X-R 4.00%, 9/12/23(a)		200	198,304
Enterprise Products Operating LLC 4.25%, 2/15/48		165	155,151
5.10%, 2/15/45		125	131,800
EOG Resources, Inc. 2.625%, 3/15/23		159	153,149
Exxon Mobil Corp. 4.114%, 3/01/46		135	136,809
Hess Corp. 4.30%, 4/01/27		5,605	5,440,308
6.00%, 1/15/40		55	57,218
7.125%, 3/15/33		60	68,882
Husky Energy, Inc. 3.95%, 4/15/22		115	115,984
4.00%, 4/15/24		115	114,960
Kerr-McGee Corp. 6.95%, 7/01/24		90	101,615
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		140	137,371
4.30%, 5/01/24		380	383,613
6.375%, 3/01/41		55	62,227
7.30%, 8/15/33		90	107,415
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		3,100	3,198,022
5.05%, 2/15/46		280	278,904
Marathon Oil Corp. 6.80%, 3/15/32		277	326,683
Marathon Petroleum Corp. 5.00%, 9/15/54		95	90,100
5.85%, 12/15/45		67	71,299
6.50%, 3/01/41		139	163,175
MPLX LP 4.875%, 12/01/24		100	103,781
Noble Energy, Inc. 3.85%, 1/15/28		495	467,072
3.90%, 11/15/24		15,277	15,007,269
Occidental Petroleum Corp. 4.20%, 3/15/48		279	275,159
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,193,950

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ONEOK Partners LP 3.80%, 3/15/20	U.S.$	160	$160,632
4.90%, 3/15/25		145	150,482
ONEOK, Inc. 4.55%, 7/15/28		215	215,892
5.20%, 7/15/48		110	112,376
Peru LNG Srl 5.375%, 3/22/30(a)		275	274,038
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		11,321	10,906,866
3.85%, 10/15/23		5,943	5,854,099
4.65%, 10/15/25		150	151,814
Sabine Pass Liquefaction LLC 4.20%, 3/15/28		160	155,188
5.00%, 3/15/27		268	275,039
5.75%, 5/15/24		14,000	15,031,520
Shell International Finance BV 4.375%, 5/11/45		210	217,347
Spectra Energy Partners LP 3.50%, 3/15/25		85	81,906
4.60%, 6/15/21		330	336,506
Suncor Energy, Inc. 3.60%, 12/01/24		150	148,489
6.50%, 6/15/38		76	93,987
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		246	233,367
4.25%, 4/01/24		9,200	9,171,554
5.40%, 10/01/47		100	98,259
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		6,019	5,703,003
TransCanada PipeLines Ltd. 6.20%, 10/15/37		95	110,530
Valero Energy Corp. 3.40%, 9/15/26		90	85,534
6.625%, 6/15/37		100	120,888
Western Gas Partners LP 4.50%, 3/01/28		110	105,644
4.75%, 8/15/28		66	64,543
5.45%, 4/01/44		110	103,607
Williams Cos., Inc. (The) 3.60%, 3/15/22		275	273,441
3.90%, 1/15/25		4,098	4,013,909
4.00%, 11/15/21		2,603	2,622,450
4.50%, 11/15/23		4,465	4,545,370

			118,056,499

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Alfa SAB de CV 5.25%, 3/25/24(a)	U.S.$	200	$204,625

Services – 0.2%
Amazon.com, Inc. 3.875%, 8/22/37		120	117,369
4.05%, 8/22/47		300	294,906
Expedia Group, Inc. 3.80%, 2/15/28		9,455	8,714,787
IHS Markit Ltd. 4.00%, 3/01/26(a)		98	93,572
4.125%, 8/01/23		255	253,919
4.75%, 8/01/28		109	109,109
Moody’s Corp. 2.75%, 12/15/21		430	420,154
4.875%, 2/15/24		145	151,535
S&P Global, Inc. 4.50%, 5/15/48		160	159,802
Total System Services, Inc. 3.75%, 6/01/23		100	99,304
3.80%, 4/01/21		109	109,409
4.00%, 6/01/23		181	181,995

			10,705,861

Technology – 0.8%
Analog Devices, Inc. 3.125%, 12/05/23		280	270,688
Apple, Inc. 3.45%, 2/09/45		575	516,653
4.375%, 5/13/45		145	150,509
4.65%, 2/23/46		125	135,004
Applied Materials, Inc. 4.35%, 4/01/47		105	104,675
Baidu, Inc. 2.875%, 7/06/22		275	264,316
3.875%, 9/29/23		200	198,077
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		3,109	3,022,203
3.875%, 1/15/27		6,978	6,576,849
Cisco Systems, Inc. 5.50%, 1/15/40		90	107,264
5.90%, 2/15/39		75	93,196
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		4,374	4,596,269
6.02%, 6/15/26(a)		1,996	2,131,886

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DXC Technology Co. 2.875%, 3/27/20	U.S.$	185	$183,339
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	5,093	5,931,695
3.875%, 6/05/24	U.S.$	68	67,864
Series 30Y 4.75%, 5/15/48		110	108,979
Intel Corp. 3.734%, 12/08/47		305	283,212
Juniper Networks, Inc. 4.50%, 3/15/24		150	152,583
KLA-Tencor Corp. 4.65%, 11/01/24		11,238	11,535,043
Microsoft Corp. 3.45%, 8/08/36		540	514,046
3.70%, 8/08/46		275	263,585
Series 30Y 4.25%, 2/06/47		130	136,182
Oracle Corp. 3.90%, 5/15/35		190	184,868
4.00%, 11/15/47		430	409,677
5.375%, 7/15/40		150	171,440
QUALCOMM, Inc. 2.60%, 1/30/23		270	259,369
4.30%, 5/20/47		115	108,404
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		5,206	5,023,456
4.875%, 3/01/24		3,611	3,556,763
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,087	5,096,899
VMware, Inc. 2.95%, 8/21/22		88	84,850
Xerox Corp. 3.625%, 3/15/23		280	266,748

			52,506,591

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		4,264	4,482,301

Transportation - Railroads – 0.0%
CSX Corp. 3.80%, 11/01/46		230	208,011
4.40%, 3/01/43		100	98,405
Union Pacific Corp. 4.375%, 9/10/38		215	218,867
4.50%, 9/10/48		105	106,996

			632,279

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.4%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)	U.S.$	12,115	$11,871,464
4.00%, 7/30/27(a)		12,637	11,385,305
Aviation Capital Group LLC 3.875%, 5/01/23(a)		270	267,271
Pacific National Finance Pty Ltd. 4.625%, 9/23/20(a)		1,501	1,517,205
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.90%, 2/01/24(a)		270	266,444

			25,307,689

			507,731,474

Utility – 0.7%
Electric – 0.6%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)		275	274,656
Adani Transmission Ltd. 4.00%, 8/03/26(a)		14,855	13,222,577
AEP Transmission Co. LLC 3.75%, 12/01/47		110	100,625
Berkshire Hathaway Energy Co. 3.80%, 7/15/48		120	108,146
4.50%, 2/01/45		150	149,868
Dominion Energy, Inc. 2.579%, 7/01/20		270	266,491
Duke Energy Corp. 3.75%, 9/01/46		170	149,785
3.95%, 8/15/47		110	99,828
Duke Energy Florida LLC 6.40%, 6/15/38		150	191,288
EDP Finance BV 4.125%, 1/15/20(a)		142	142,750
Enel Americas SA 4.00%, 10/25/26		91	86,404
Enel Chile SA 4.875%, 6/12/28		75	75,412
Enel Finance International NV 3.625%, 5/25/27(a)		225	203,290
4.25%, 9/14/23(a)		14,191	14,062,955
Enel Generacion Chile SA 4.25%, 4/15/24		100	99,200
Entergy Corp. 4.00%, 7/15/22		174	176,058
Exelon Corp. 5.15%, 12/01/20		409	421,103
5.625%, 6/15/35		55	61,100

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kallpa Generacion SA 4.125%, 8/16/27(a)	U.S.$	200	$185,250
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,286,631
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	226,733
Southern Co. (The) 3.25%, 7/01/26		115	107,271
Southern Power Co. Series F 4.95%, 12/15/46		160	157,524
TECO Finance, Inc. 5.15%, 3/15/20		2,970	3,034,461
Union Electric Co. 6.70%, 2/01/19		2,019	2,043,894
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	35,415

			38,968,715

Natural Gas – 0.1%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47		107	98,553
4.50%, 1/15/21		1,460	1,486,089
NiSource, Inc. 3.95%, 3/30/48		110	98,472
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,520,151

			8,203,265

			47,171,980

Total Corporates – Investment Grade (cost $1,223,578,974)			1,208,774,071

INFLATION-LINKED SECURITIES – 9.2%
Japan – 4.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	6,552,585	60,122,591
Series 22 0.10%, 3/10/27		9,351,935	85,972,367
Series 23 0.10%, 3/10/28		14,764,122	135,986,766

			282,081,724

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.2%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(a)	NZD	20,554	$15,392,286

United States – 4.9%
U.S. Treasury Inflation Index 1.875%, 7/15/19 (TIPS)(b)	U.S.$	334,427	338,611,061

Total Inflation-Linked Securities (cost $646,206,152)			636,085,071

MORTGAGE PASS-THROUGHS – 6.9%
Agency Fixed Rate 30-Year – 6.7%
Federal National Mortgage Association Series 2005 5.50%, 2/01/35		18	19,189
Series 2007 5.50%, 9/01/36-8/01/37		24	25,976
Series 2008 5.50%, 3/01/37-5/01/38		2,296	2,489,432
Series 2009 5.00%, 12/01/39		17	17,726
Series 2017 3.50%, 6/01/47-1/01/48		21,689	21,361,550
Series 2018 3.50%, 1/01/48-6/01/48		113,159	111,499,046
4.00%, 8/01/48-9/01/48		91,274	92,453,741
4.00%, 10/01/48, TBA		7,415	7,486,833
4.50%, 9/01/48		83,947	87,148,092
4.50%, 10/01/48, TBA		105,000	108,314,062
5.00%, 10/01/48, TBA		32,240	33,841,925

			464,657,572

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	13,859	12,227,813

Total Mortgage Pass-Throughs (cost $478,515,191)			476,885,385

CORPORATES – NON-INVESTMENT GRADE – 5.6%
Financial Institutions – 2.9%
Banking – 2.7%
ABN AMRO Bank NV 4.75%, 9/22/27(a)(e)	EUR	5,800	6,516,889

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(e)	EUR	10,600	$12,502,235
Banco Santander SA 6.25%, 9/11/21(a)(e)		10,600	12,805,827
6.375%, 5/19/19(a)(e)	U.S.$	200	198,745
Bank of Ireland 7.375%, 6/18/20(a)(e)	EUR	2,892	3,632,408
Barclays Bank PLC 6.86%, 6/15/32(a)(e)	U.S.$	37	40,196
Barclays PLC 5.20%, 5/12/26		5,891	5,789,887
7.875%, 3/15/22(a)(e)		400	414,536
8.00%, 12/15/20(e)	EUR	10,585	13,536,628
CaixaBank SA 6.75%, 6/13/24(a)(e)		2,800	3,512,940
CIT Group, Inc. 4.125%, 3/09/21	U.S.$	106	106,195
5.25%, 3/07/25		4,655	4,744,409
Citigroup, Inc. 5.95%, 1/30/23(e)		1,644	1,678,241
Series P 5.95%, 5/15/25(e)		2,793	2,813,947
Series T 6.25%, 8/15/26(e)		95	99,098
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(e)		160	162,859
Credit Agricole SA 6.625%, 9/23/19(a)(e)		215	217,189
8.125%, 12/23/25(a)(e)		13,840	15,206,700
8.375%, 10/13/19(a)(e)		175	182,113
Credit Suisse Group AG 6.25%, 12/18/24(a)(e)		11,489	11,345,364
7.50%, 7/17/23-12/11/23(a)(e)		9,452	9,892,942
Danske Bank A/S Series E 5.875%, 4/06/22(a)(e)	EUR	12,180	14,396,081
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(e)	U.S.$	8,935	8,462,946
ING Groep NV 6.50%, 4/16/25(e)		210	203,175
6.875%, 4/16/22(a)(e)		422	428,576
Intesa Sanpaolo SpA 3.928%, 9/15/26(a)	EUR	707	821,773
5.017%, 6/26/24(a)	U.S.$	6,963	6,309,738

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lloyds Banking Group PLC 6.657%, 5/21/37(a)(e)	U.S.$	129	$131,671
Royal Bank of Scotland Group PLC 2.011% (EURIBOR 3 Month + 2.33%), 12/31/18(a)(d)(e)	EUR	550	614,835
8.625%, 8/15/21(e)	U.S.$	8,654	9,250,157
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		3,700	3,483,258
Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(e)		215	216,643
Societe Generale SA 7.375%, 9/13/21(a)(e)		15,091	15,588,692
Standard Chartered PLC 3.849% (LIBOR 3 Month + 1.51%), 1/30/27(a)(d)(e)		200	166,946
7.75%, 4/02/23(a)(e)		200	205,170
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(e)		134	125,977
UBS Group Funding Switzerland AG 6.875%, 3/22/21(a)(e)		12,055	12,429,995
7.125%, 2/19/20-8/10/21(a)(e)		853	888,929
UniCredit SpA 6.625%, 6/03/23(a)(e)	EUR	2,800	3,216,766

			182,340,676

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(a)	U.S.$	94	91,778

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		8,420	8,765,818
8.00%, 3/25/20		410	433,062

			9,198,880

Insurance – 0.1%
Voya Financial, Inc. 4.70%, 1/23/48(a)		225	199,735
5.65%, 5/15/53		5,393	5,429,068

			5,628,803

			197,260,137

Industrial – 2.6%
Basic – 0.0%
FMG Resources (August 2006) Pty Ltd. 5.125%, 5/15/24(a)		165	159,492

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	200	$197,109
Tervita Escrow Corp. 7.625%, 12/01/21(j)		74	76,307

			273,416

Communications - Media – 0.1%
Altice France SA/France 7.375%, 5/01/26(a)		7,208	7,196,618
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		110	103,141
TEGNA, Inc. 4.875%, 9/15/21(a)		100	100,147

			7,399,906

Communications - Telecommunications – 0.1%
CenturyLink, Inc. Series S 6.45%, 6/15/21		3,975	4,142,785
Series T 5.80%, 3/15/22		5,612	5,708,812
Qwest Corp. 6.75%, 12/01/21		150	160,125

			10,011,722

Consumer Cyclical - Automotive – 0.0%
LKQ Italia Bondco SpA 3.875%, 4/01/24(a)	EUR	1,414	1,740,167

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 4.75%, 2/15/23(a)		4,080	5,113,028
6.50%, 2/15/25(a)	U.S.$	3,090	3,203,567
PulteGroup, Inc. 5.00%, 1/15/27		38	36,032
6.375%, 5/15/33		26	24,964
7.875%, 6/15/32		11	11,828
Wyndham Destinations, Inc. 4.25%, 3/01/22		3,300	3,202,251

			11,591,670

Consumer Cyclical - Retailers – 0.0%
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		90	88,609

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)	U.S.$	4,459	$3,957,363
Endo Finance LLC 5.75%, 1/15/22(a)		100	93,524
HCA, Inc. 5.375%, 9/01/26		5,246	5,303,176
5.625%, 9/01/28		5,120	5,142,656
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		4,794	4,760,351
5.75%, 8/01/22(a)		1,312	1,210,152
Spectrum Brands, Inc. 5.75%, 7/15/25		9,505	9,612,568
Tenet Healthcare Corp. 4.375%, 10/01/21		3,911	3,892,243
4.50%, 4/01/21		5,670	5,660,463

			39,632,496

Energy – 1.2%
Antero Resources Corp. 5.125%, 12/01/22		10,343	10,499,417
California Resources Corp. 5.50%, 9/15/21		363	334,360
8.00%, 12/15/22(a)		972	928,192
Cheniere Energy Partners LP 5.25%, 10/01/25		8,613	8,633,422
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		2,055	1,504,418
7.875%, 8/15/25		55	57,191
Energy Transfer Equity LP 4.25%, 3/15/23		10,290	10,248,254
EnLink Midstream Partners LP 4.15%, 6/01/25		10,425	9,888,571
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		4,935	4,986,216
Nabors Industries, Inc. 5.50%, 1/15/23		6,040	5,953,942
Newfield Exploration Co. 5.375%, 1/01/26		65	67,355
5.625%, 7/01/24		145	152,715
PDC Energy, Inc. 5.75%, 5/15/26		7,561	7,194,934
QEP Resources, Inc. 5.25%, 5/01/23		3,577	3,489,113

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Range Resources Corp. 5.00%, 8/15/22-3/15/23	U.S.$	159	$157,036
SandRidge Energy, Inc. 7.50%, 2/15/23(g)(h)(i)(k)		1,894	– 0	–
SM Energy Co. 6.625%, 1/15/27		3,214	3,320,605
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	4,994,290
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)		8,352	8,273,650
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		179	188,885

			80,872,566

Services – 0.1%
Aramark Services, Inc. 5.00%, 2/01/28(a)		5,227	5,130,097

Technology – 0.1%
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		275	275,362
Western Digital Corp. 4.75%, 2/15/26		10,309	9,985,411

			10,260,773

Transportation - Services – 0.2%
Europcar Mobility Group 5.75%, 6/15/22(a)	EUR	3,715	4,439,141
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	774	834,027
Hertz Corp. (The) 5.50%, 10/15/24(a)		5,860	4,864,316
Loxam SAS 4.25%, 4/15/24(a)	EUR	1,564	1,919,816

			12,057,300

			179,218,214

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	10,389	10,363,537

Total Corporates – Non-Investment Grade (cost $395,955,308)			386,841,888

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.3%
Risk Share Floating Rate – 4.0%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716% (LIBOR 1 Month + 6.50%), 4/25/26(d)(j)	U.S.$	2,126	$2,135,449
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.566% (LIBOR 1 Month + 1.35%), 8/25/28(a)(d)		5,745	5,792,754
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 5.616% (LIBOR 1 Month + 3.40%), 7/25/23(d)		171	171,205
Series 2013-DN1, Class M2 9.366% (LIBOR 1 Month + 7.15%), 7/25/23(d)		5,330	6,371,343
Series 2013-DN2, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/23(d)		5,476	6,104,933
Series 2014-DN1, Class M2 4.416% (LIBOR 1 Month + 2.20%), 2/25/24(d)		4,948	5,084,362
Series 2014-DN1, Class M3 6.716% (LIBOR 1 Month + 4.50%), 2/25/24(d)		4,290	4,959,549
Series 2014-DN3, Class M3 6.216% (LIBOR 1 Month + 4.00%), 8/25/24(d)		11,699	12,823,438
Series 2014-HQ2, Class M3 5.966% (LIBOR 1 Month + 3.75%), 9/25/24(d)		1,595	1,829,172
Series 2014-HQ3, Class M3 6.966% (LIBOR 1 Month + 4.75%), 10/25/24(d)		6,019	6,676,272
Series 2015-DN1, Class M3 6.366% (LIBOR 1 Month + 4.15%), 1/25/25(d)		9,740	10,457,737
Series 2015-DNA2, Class M2 4.816% (LIBOR 1 Month + 2.60%), 12/25/27(d)		4,048	4,131,304
Series 2015-DNA3, Class M3 6.916% (LIBOR 1 Month + 4.70%), 4/25/28(d)		2,209	2,637,166

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class M2 4.416% (LIBOR 1 Month + 2.20%), 3/25/25(d)	U.S.$	654	$656,138
Series 2015-HQ1, Class M3 6.016% (LIBOR 1 Month + 3.80%), 3/25/25(d)		2,555	2,731,343
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(d)		3,777	3,839,503
Series 2015-HQA1, Class M3 6.916% (LIBOR 1 Month + 4.70%), 3/25/28(d)		2,080	2,396,380
Series 2015-HQA2, Class M2 5.016% (LIBOR 1 Month + 2.80%), 5/25/28(d)		5,150	5,298,145
Series 2015-HQA2, Class M3 7.016% (LIBOR 1 Month + 4.80%), 5/25/28(d)		9,364	10,946,145
Series 2016-DNA1, Class M2 5.116% (LIBOR 1 Month + 2.90%), 7/25/28(d)		2,545	2,607,297
Series 2016-DNA2, Class M3 6.866% (LIBOR 1 Month + 4.65%), 10/25/28(d)		2,907	3,346,762
Series 2016-DNA3, Class M2 4.216% (LIBOR 1 Month + 2.00%), 12/25/28(d)		1,974	2,000,243
Series 2016-DNA4, Class M2 3.516% (LIBOR 1 Month + 1.30%), 3/25/29(d)		2,130	2,149,661
Series 2016-HQA1, Class M3 8.566% (LIBOR 1 Month + 6.35%), 9/25/28(d)		4,984	6,128,766
Series 2017-DNA2, Class M2 5.666% (LIBOR 1 Month + 3.45%), 10/25/29(d)		7,204	7,946,738
Series 2017-HQA3, Class M2 4.566% (LIBOR 1 Month + 2.35%), 4/25/30(d)		4,105	4,237,187
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.466% (LIBOR 1 Month + 5.25%), 10/25/23(d)		1,500	1,725,242
Series 2014-C01, Class M2 6.616% (LIBOR 1 Month + 4.40%), 1/25/24(d)		2,563	2,918,717

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 7.116% (LIBOR 1 Month + 4.90%), 11/25/24(d)	U.S.$	10,107	$11,573,190
Series 2014-C04, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 11/25/24(d)		12,065	13,635,028
Series 2015-C01, Class 1M2 6.516% (LIBOR 1 Month + 4.30%), 2/25/25(d)		11,107	12,253,286
Series 2015-C01, Class 2M2 6.766% (LIBOR 1 Month + 4.55%), 2/25/25(d)		6,869	7,433,550
Series 2015-C02, Class 1M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(d)		4,760	5,234,370
Series 2015-C02, Class 2M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(d)		11,720	12,617,723
Series 2015-C03, Class 1M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,878	2,142,884
Series 2015-C03, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(d)		14,213	15,865,556
Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(d)		2,689	3,126,353
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(d)		3,804	4,321,503
Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(d)		7,881	9,497,465
Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(d)		3,326	3,934,160
Series 2016-C02, Class 1M2 8.216% (LIBOR 1 Month + 6.00%), 9/25/28(d)		10,558	12,420,964
Series 2016-C03, Class 1M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/28(d)		1,805	1,826,718
Series 2016-C03, Class 2M1 4.416% (LIBOR 1 Month + 2.20%), 10/25/28(d)		710	712,085

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1M2 6.466% (LIBOR 1 Month + 4.25%), 1/25/29(d)	U.S.$	5,061	$5,709,220
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(d)		14,307	16,014,072
Series 2016-C07, Class 2M2 6.566% (LIBOR 1 Month + 4.35%), 5/25/29(d)		4,656	5,208,820
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.716% (LIBOR 1 Month + 5.50%), 10/25/25(a)(d)		5,398	5,987,078

			277,616,976

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		2,158	1,813,336
Series 2006-26CB, Class A6 6.25%, 9/25/36		162	129,780
Series 2006-26CB, Class A8 6.25%, 9/25/36		604	484,811
Series 2006-J1, Class 1A11 5.50%, 2/25/36		1,411	1,275,702
Series 2007-13, Class A2 6.00%, 6/25/47		2,961	2,499,749
Series 2007-15CB, Class A19 5.75%, 7/25/37		447	392,894
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,231,332
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.859%, 3/25/37		413	403,677
Series 2010-3, Class 2A2 6.00%, 8/25/37(a)		1,267	1,019,467
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		1,502	1,216,498
Series 2007-HY4, Class 1A1 3.925%, 9/25/47		657	614,264
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		398	316,560

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36	U.S.$	907	$753,733
JP Morgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		661	510,652
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,313	1,251,526
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.119%, 12/28/37		2,867	2,796,471

			17,710,452

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.466% (LIBOR 1 Month + 0.25%), 4/25/37(d)		855	453,782

Total Collateralized Mortgage Obligations (cost $272,931,724)			295,781,210

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 2.4%
Canada – 2.4%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	10,931,884
2.60%, 6/02/25-6/02/27		124,023	93,253,003
Province of Quebec Canada 2.75%, 9/01/25-9/01/27		82,924	63,305,819

Total Local Governments – Provincial Bonds (cost $174,301,911)			167,490,706

COLLATERALIZED LOAN OBLIGATIONS – 2.1%
CLO - Floating Rate – 2.1%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.085% (LIBOR 3 Month + 1.75%), 4/26/31(a)(d)(g)	U.S.$	4,580	4,578,484
CIFC Funding Ltd. Series 2017-3A, Class A1 3.568% (LIBOR 3 Month + 1.22%), 7/20/30(a)(d)(g)		1,500	1,501,188

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden CLO Ltd. Series 2018-57A, Class A 3.324% (LIBOR 3 Month + 1.01%), 5/15/31(a)(d)(g)	U.S.$	17,050	$16,984,426
Dryden Senior Loan Fund Series 2016-43A, Class A 3.888% (LIBOR 3 Month + 1.54%), 7/20/29(a)(d)(g)		250	250,995
Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 3.403% (LIBOR 3 Month + 1.07%), 1/18/31(a)(d)(g)		7,079	7,074,813
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.495% (LIBOR 3 Month + 1.16%), 1/27/31(a)(d)(g)		6,573	6,576,329
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.539% (LIBOR 3 Month + 1.03%), 4/26/31(a)(d)(g)		5,155	5,141,123
Series 2018-1A, Class A2 4.139% (LIBOR 3 Month + 1.63%), 4/26/31(a)(d)(g)		4,035	4,034,774
Madison Park Funding Ltd. Series 2014-12A, Class AR 3.608% (LIBOR 3 Month + 1.26%), 7/20/26(a)(d)(g)		377	377,072
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.513% (LIBOR 3 Month + 1.18%), 12/18/30(a)(d)(g)		14,519	14,512,955
OZLM Ltd. Series 2018-18A, Class A 3.35% (LIBOR 3 Month + 1.02%), 4/15/31(a)(d)(g)		17,040	16,985,353
Series 2018-22A, Class A1 3.406% (LIBOR 3 Month + 1.07%), 1/17/31(a)(d)(g)		7,199	7,200,315
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.538% (LIBOR 3 Month + 1.19%), 10/20/30(a)(d)(g)		14,194	14,201,490
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.354% (LIBOR 3 Month + 1.00%), 4/15/31(a)(d)(g)		24,065	23,943,135

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.479% (LIBOR 3 Month + 1.14%), 1/15/31(a)(d)(g)	U.S.$	16,285	$16,286,653
Series 2017-4A, Class B 3.772% (LIBOR 3 Month + 1.45%), 11/20/30(a)(d)(g)		6,000	5,962,428

Total Collateralized Loan Obligations (cost $145,849,370)			145,611,533

GOVERNMENTS – SOVEREIGN AGENCIES – 2.0%
Canada – 2.0%
Canada Housing Trust No. 1 1.25%, 6/15/21(a) (cost $137,961,687)	CAD	180,605	135,585,955

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Floating Rate CMBS – 1.1%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(a)(d)	U.S.$	14,000	14,012,839
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.158% (LIBOR 1 Month + 1.00%), 11/15/33(a)(d)(g)		6,275	6,346,272
BHMS Series 2018-ATLS, Class A 3.408% (LIBOR 1 Month + 1.25%), 7/15/35(a)(d)		17,130	17,151,786
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E 6.508% (LIBOR 1 Month + 4.35%), 7/15/27(a)(d)(g)		2,315	2,329,429
CLNS Trust Series 2017-IKPR, Class F 6.631% (LIBOR 1 Month + 4.50%), 6/11/32(a)(d)(g)		5,743	5,786,091
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.758% (LIBOR 1 Month + 4.60%), 11/15/33(a)(d)(g)		5,886	5,940,850

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

H/2 Asset Funding NRE Series 2015-1A, Class AFL 0.69% (LIBOR 1 Month + 1.65%), 6/24/49(d)(g)(j)	U.S.$	1,299	$1,298,584
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 3.866% (LIBOR 1 Month + 1.73%), 11/15/26(d)(g)(j)		5,700	5,408,779
RETL Series 2018-RVP, Class A 3.258% (LIBOR 1 Month + 1.10%), 3/15/33(a)(d)		7,591	7,619,482
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		13,946	13,951,200

			79,845,312

Non-Agency Fixed Rate CMBS – 0.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)(g)		11,986	11,370,793
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.263%, 11/10/46(a)(g)		2,783	2,691,470
Series 2014-GC23, Class D 4.664%, 7/10/47(a)(g)		2,196	1,947,956
Commercial Mortgage Trust Series 2013-CR6, Class D 4.222%, 3/10/46(a)(g)		7,385	7,108,914
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,316	2,234,921
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.558%, 8/10/44(a)(g)		1,000	981,067
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,730,918
Series 2013-GC12, Class C 4.179%, 6/10/46(g)		4,270	4,122,864
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(g)		983	986,164
Series 2011-C5, Class D 5.586%, 8/15/46(a)(g)		890	888,641
Series 2012-CBX, Class E 5.191%, 6/15/45(a)(g)		4,544	4,171,808

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.817%, 11/15/48(g)	U.S.$	3,145	$3,122,828
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class D 4.982%, 2/15/47(a)(g)		4,250	4,087,187
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.055%, 8/15/45(a)(g)		1,600	1,534,838
Series 2013-C18, Class D 4.841%, 12/15/46(a)(g)		3,000	2,877,386

			52,857,755

Total Commercial Mortgage-Backed Securities (cost $131,963,537)			132,703,067

COVERED BONDS – 1.6%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	2,500	2,966,637
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)		9,465	11,214,784
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,507,992
Danske Bank A/S 1.25%, 6/11/21(a)		9,195	11,043,478
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	10,142,239
National Bank of Canada 1.50%, 3/25/21(a)		7,599	9,158,809
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	6,284,528
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	10,685,501
Santander UK PLC
1.625%, 11/26/20(a)		8,950	10,765,342
4.25%, 4/12/21(a)		8,100	10,406,339
Swedbank Hypotek AB 1.125%, 5/21/21(a)		9,200	11,016,327
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)		2,571	2,841,032

Total Covered Bonds (cost $101,903,684)			107,033,008

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.7%
European Financial Stability Facility 0.125%, 10/17/23(a) (cost $45,185,138)	EUR	38,629	$44,653,532

EMERGING MARKETS – SOVEREIGNS – 0.6%
Angola – 0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)	U.S.$	2,831	2,856,023

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(a)		5,390	5,359,094

Dominican Republic – 0.3%
Dominican Republic International Bond 5.95%, 1/25/27(a)		7,617	7,757,915
7.50%, 5/06/21(a)		9,410	9,871,090

			17,629,005

Egypt – 0.1%
Egypt Government International Bond 7.50%, 1/31/27(a)		8,593	8,721,895

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		6,855	6,477,975

Ivory Coast – 0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	1,087	1,269,949

Total Emerging Markets – Sovereigns (cost $42,486,013)			42,313,941

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.4%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	1,972	1,875,865
Nexa Resources SA 5.375%, 5/04/27(a)		200	192,907

			2,068,772

Capital Goods – 0.1%
Ferreycorp SAA 4.875%, 4/26/20(a)		299	298,242

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Odebrecht Finance Ltd. 4.375%, 4/25/25(a)	U.S.$	8,945	$2,862,400
5.25%, 6/27/29(a)		2,796	880,740
7.125%, 6/26/42(a)		3,663	1,236,263

			5,277,645

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		1,416	1,428,390

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 9/29/26(a)		1,000	852,027
BRF SA 3.95%, 5/22/23(a)		446	403,072
Cosan Ltd. 5.95%, 9/20/24(a)		220	208,533
Minerva Luxembourg SA 6.50%, 9/20/26(a)		2,035	1,905,269
Natura Cosmeticos SA 5.375%, 2/01/23(a)		8,988	8,684,655
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		199	165,419
6.00%, 4/15/24		200	202,689
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(j)(k)(l)		4,300	260,365

			12,682,029

Energy – 0.0%
Petrobras Global Finance BV 6.25%, 3/17/24		71	71,160

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,960	3,011,800

			24,539,796

Financial Institutions – 0.1%
Banking – 0.1%
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(a)(e)		7,047	6,527,284

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(a)		2,748	2,642,232

Total Emerging Markets-Corporate Bonds (cost $46,400,367)			33,709,312

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.4%
Industrial – 0.4%
Capital Goods – 0.1%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.242% (LIBOR 1 Month + 3.00%), 8/18/24(m)	U.S.$	3,984	$3,996,506
Gardner Denver, Inc. 4.992% (LIBOR 1 Month + 2.75%), 7/30/24(m)		1,079	1,084,126

			5,080,632

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.46% (LIBOR 2 Month + 3.25%), 2/05/25(g)(m)		1,252	1,252,453

Consumer Non-Cyclical – 0.2%
BI-LO, LLC 10.165% (LIBOR 3 Month + 8.00%), 5/31/24(g)(m)		31	31,000
10.310% (LIBOR 3 Month + 8.00%), 5/31/24(g)(m)		4,177	4,176,842
10.335% (LIBOR 3 Month + 8.00%), 5/31/24(g)(m)		4,177	4,176,842
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(g)(m)		4,015	4,015,316

			12,400,000

Energy – 0.1%
California Resources Corporation 12.617% (LIBOR 1 Month + 10.38%), 12/31/21(m)		9,558	10,590,034

Total Bank Loans (cost $27,770,043)			29,323,119

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)		275	262,236
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)		220	208,560

			470,796

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

China – 0.3%
Sinopec Group Overseas Development 2017 Ltd. 2.375%, 4/12/20(a)	U.S.$	270	$265,263
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		8,049	8,101,077
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		15,757	15,422,351

			23,788,691

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,043,488

United Arab Emirates – 0.0%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)		225	219,375

Total Quasi-Sovereigns (cost $28,583,481)			28,522,350

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.3%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(g)(h)(i)		1,904	1,789,777
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)(g)		3,648	3,640,674
Series 2014-2A, Class C 3.869%, 10/15/49(a)(g)		3,008	2,974,136
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(a)(g)		5,585	5,574,592
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(a)(g)		5,582	5,500,387

			19,479,566

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2017-A, Class D 4.61%, 12/15/22(a)		2,000	2,022,083
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		3,169	3,166,516

			5,188,599

Total Asset-Backed Securities (cost $24,869,765)			24,668,165

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.3%
Argentina – 0.3%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(d)	ARS	380,739	$10,880,884
Argentine Bonos del Tesoro 15.50%, 10/17/26		176,743	3,079,312
16.00%, 10/17/23		327,634	6,480,213

Total Emerging Markets – Treasuries (cost $46,798,398)			20,440,409

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.625%, 3/01/40	U.S.$	30	43,685
7.95%, 3/01/36		10,685	11,389,141
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	3,824,932

Total Local Governments – US Municipal Bonds (cost $14,182,554)			15,257,758

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(g)(k)(n)		9,702	9,730,576

Real Estate – 0.0%
Calibrate Real Estate Fund(g)(h)(i)(k)		6,448	2,049,266

			11,779,842

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(h)(k)		3,089,816	1,702,878
SandRidge Energy, Inc.(k)		4,301	46,752

			1,749,630

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(k)		2,244	49,682

Total Common Stocks (cost $16,254,831)			13,579,154

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	U.S.$	7,208	$7,099,880
9.125%, 3/16/24(a)		748	688,160
Provincia de Cordoba 7.125%, 6/10/21(a)		2,299	2,046,110

Total Local Governments – Regional Bonds (cost $10,227,001)			9,834,150

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Qatar – 0.1%
Qatar Government International Bond 3.875%, 4/23/23(a)		7,151	7,205,491
5.25%, 1/20/20(a)		100	102,625

Total Governments – Sovereign Bonds (cost $7,219,754)			7,308,116

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
REITS – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45% (cost $5,676,875)		227,075	5,626,917

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.1%
Performing Asset – 0.1%
Flexpath Wh I LLC Series B 11.00%, 4/01/21(g)(h)(i)	U.S.$	783	213,250
Series B2 11.00%, 1/01/22(g)(h)(i)		1,168	374,964
Series B3 11.00%, 9/01/22(g)(h)(i)		456	159,223
Sheridan Auto Loan Holdings I LLC 10.00%, 9/01/20-9/30/21(g)(h)(i)		4,255	1,592,763
Sheridan Consumer Finance Trust 10.86%, 3/01/21(g)(h)(i)		714	714,365

Total Whole Loan Trusts (cost $7,125,900)			3,054,565

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	95	$119,667
6.625%, 11/15/30		150	198,523
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	212,834

Total Agencies (cost $518,732)			531,024

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
USD/EUR Expiration: Oct 2018; Contracts: 69,907,750; Exercise Price: USD 1.21; Counterparty: Natwest Markets PLC(k) (premiums paid $1,075,771)	USD	69,907,750	6,641

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(g)(h)(i)(k)		27	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(g)(h)(i)(k)		42,267	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(k)		3,724	1,006
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(k)		1,568	235

Total Warrants (cost $27,089)			1,241

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(o)(p)(q) (cost $46,959,214)		46,959,214	46,959,214

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.3%
BBH, Grand Cayman 0.37%, 10/01/18	GBP	0	**	$1
0.65%, 10/01/18	CAD	147		113,568
1.00%, 10/01/18	AUD	0	**	23
1.10%, 10/01/18	NZD	109		72,515
BNP Paribas, Paris (0.57)%, 10/01/18	EUR	8,578		9,959,722
JPM Chase, New York 1.54%, 10/01/18	U.S.$	10,957		10,956,891
Sumitomo, Tokyo (0.22)%, 10/01/18	JPY	77,039		678,038

Total Time Deposits (cost $21,849,477)				21,780,758

Corporates – Investment Grade – 0.2%
Industrial – 0.2%
Energy – 0.2%
South Jersey Industries, Inc. 3.273% (LIBOR 3 Month + 0.95%), 6/27/19(d)(h)(i) (cost $11,000,000)	U.S.$	11,000		10,999,277

Emerging Markets – Sovereigns – 0.1%
United States – 0.1%
Citigroup Global Markets Holdings, Inc./United States Series GSNP Zero Coupon, 10/04/18 (cost $10,009,994)	EGP	176,750		9,852,530

Total Short-Term Investments (cost $89,818,685)				89,591,779

Total Investments – 101.4% (cost $7,055,342,521)				6,982,348,014
Other assets less liabilities – (1.4)%				(99,395,326)

Net Assets – 100.0%				$6,882,952,688

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-OAT Futures	210	December 2018	EUR	21,000	$37,163,224	$36,829,085	$(334,139)
Long Gilt Futures	175	December 2018	GBP	17,500	27,853,553	27,585,808	(267,745)
U.S. Long Bond (CBT) Futures	12	December 2018	USD	1,200	1,739,063	1,686,000	(53,063)
U.S. T-Note 2 Yr (CBT) Futures	4,401	December 2018	USD	880,200	927,222,158	927,441,989	219,831
U.S. T-Note 5 Yr (CBT) Futures	5,651	December 2018	USD	565,100	640,681,578	635,605,058	(5,076,520)
U.S. Ultra Bond (CBT) Futures	28	December 2018	USD	2,800	4,489,844	4,319,875	(169,969)

Sold Contracts
10 Yr Canadian Bond Futures	1,235	December 2018	CAD	123,500	128,378,586	126,803,468	1,575,118
Euro Buxl 30 Yr Bond Futures	308	December 2018	EUR	30,800	63,374,543	62,337,424	1,037,119
Euro-BOBL Futures	2,899	December 2018	EUR	289,900	442,983,979	439,921,025	3,062,954
Euro-Bund Futures	1,154	December 2018	EUR	115,400	214,847,109	212,755,048	2,092,061
Euro-Schatz Futures	252	December 2018	EUR	25,200	32,751,920	32,703,643	48,277
U.S. 10 Yr Ultra Futures	123	December 2018	USD	12,300	15,704,883	15,498,000	206,883
U.S. T-Note 5 Yr (CBT) Futures	80	December 2018	USD	8,000	9,059,672	8,998,125	61,547
U.S. T-Note 10 Yr (CBT) Futures	2	December 2018	USD	200	239,883	237,563	2,320
U.S. Ultra Bond (CBT) Futures	713	December 2018	USD	71,300	114,440,594	110,002,531	4,438,063

							$6,842,737

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	45,317	EUR	38,754	10/11/18	$(289,438)
Bank of America, NA	EUR	5,862	USD	6,891	10/11/18	79,462
Bank of America, NA	USD	6,988	CHF	6,820	2/28/19	65,809
Barclays Bank PLC	USD	51,055	GBP	39,369	10/12/18	281,491
Barclays Bank PLC	USD	6,806	TRY	41,892	10/12/18	86,985
Barclays Bank PLC	ILS	125,264	USD	35,120	11/29/18	519,740
Barclays Bank PLC	USD	37,799	INR	2,630,809	12/13/18	(1,947,691)
Barclays Bank PLC	USD	2,292	IDR	34,696,004	12/26/18	2,692
BNP Paribas SA	JPY	1,064,577	USD	9,484	10/04/18	112,879
BNP Paribas SA	AUD	58,701	USD	42,652	10/11/18	219,527
BNP Paribas SA	EUR	1,596,461	USD	1,881,762	10/11/18	26,876,159
BNP Paribas SA	USD	33,759	GBP	25,875	10/12/18	(18,553)
BNP Paribas SA	SEK	93,503	EUR	8,755	10/16/18	(356,500)
BNP Paribas SA	USD	6,852	ZAR	97,835	10/17/18	52,716
BNP Paribas SA	MXN	705,290	USD	36,460	10/19/18	(1,118,270)
BNP Paribas SA	ARS	225,801	USD	5,457	11/01/18	210,226
BNP Paribas SA	CHF	6,779	USD	6,932	2/28/19	(79,247)
Brown Brothers Harriman & Co.	USD	12,858	EUR	11,104	10/11/18	42,943
Brown Brothers Harriman & Co.	USD	14,336	EUR	12,211	10/11/18	(147,485)
Brown Brothers Harriman & Co.	USD	1,151	GBP	877	10/12/18	(8,006)
Brown Brothers Harriman & Co.	USD	10,380	CHF	10,085	10/17/18	(89,984)
Brown Brothers Harriman & Co.	USD	395	SGD	540	10/25/18	299
Brown Brothers Harriman & Co.	USD	4,349	CAD	5,724	11/16/18	86,510
Citibank, NA	BRL	295,035	USD	73,687	10/02/18	632,221
Citibank, NA	BRL	18,015	USD	4,347	10/02/18	(114,088)
Citibank, NA	USD	72,608	BRL	295,035	10/02/18	446,800
Citibank, NA	USD	4,499	BRL	18,015	10/02/18	(38,604)
Citibank, NA	JPY	773,595	USD	6,888	10/04/18	78,878
Citibank, NA	USD	35,144	JPY	3,882,837	10/04/18	(965,456)
Citibank, NA	USD	18,151	CLP	12,170,036	10/12/18	354,737
Citibank, NA	USD	6,210	KRW	6,900,848	11/15/18	14,229
Citibank, NA	UYU	65,703	USD	1,944	11/29/18	(30,670)
Citibank, NA	UYU	217,797	USD	6,518	12/04/18	(27,228)
Citibank, NA	USD	34,401	INR	2,400,322	12/13/18	(1,690,932)
Credit Suisse International	USD	17,161	JPY	1,893,282	10/04/18	(495,208)
Credit Suisse International	AUD	12,488	USD	9,042	10/11/18	14,828
Credit Suisse International	AUD	25,210	USD	18,104	10/11/18	(119,982)
Credit Suisse International	JPY	4,196,264	AUD	51,379	10/11/18	183,564

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	EUR	6,260	SEK	64,741	10/16/18	$17,398
Credit Suisse International	GBP	1,956	ZAR	34,881	10/17/18	(89,826)
Credit Suisse International	USD	6,712	ZAR	91,597	10/17/18	(248,491)
Credit Suisse International	USD	25,126	SGD	34,190	10/25/18	(101,713)
Credit Suisse International	EUR	6,022	NOK	57,555	10/31/18	72,198
Credit Suisse International	USD	19,792	NOK	161,215	11/15/18	51,939
Credit Suisse International	USD	33,797	NOK	273,875	11/15/18	(85,575)
Credit Suisse International	USD	2,172	TRY	13,608	12/03/18	(8,880)
Credit Suisse International	CNH	25,966	JPY	416,483	12/13/18	(74,592)
Credit Suisse International	JPY	2,194,562	USD	19,421	12/13/18	(6,545)
Credit Suisse International	TRY	35,527	USD	6,078	2/28/19	732,456
Credit Suisse International	TRY	47,129	USD	6,375	2/28/19	(716,146)
Credit Suisse International	USD	6,958	CHF	6,774	2/28/19	47,869
Credit Suisse International	USD	11,828	TRY	81,757	2/28/19	473,953
Goldman Sachs Bank USA	JPY	55,383,885	USD	508,193	10/04/18	20,673,106
Goldman Sachs Bank USA	GBP	23,316	EUR	26,308	10/11/18	164,423
Goldman Sachs Bank USA	GBP	168,798	USD	222,127	10/12/18	2,017,996
Goldman Sachs Bank USA	PLN	65,425	USD	17,830	10/18/18	78,131
Goldman Sachs Bank USA	MXN	3,680,350	USD	196,117	10/19/18	27,826
Goldman Sachs Bank USA	SGD	72,206	USD	52,600	10/25/18	(247,927)
Goldman Sachs Bank USA	NOK	57,555	EUR	6,022	10/31/18	(72,183)
Goldman Sachs Bank USA	JPY	416,483	CNH	25,966	12/13/18	74,597
Goldman Sachs Bank USA	USD	18,604	INR	1,367,590	12/13/18	32,957
Goldman Sachs Bank USA	IDR	34,696,004	USD	2,292	12/26/18	(2,692)
HSBC Bank USA	USD	33,970	CLP	22,598,951	10/12/18	394,210
HSBC Bank USA	USD	28,888	KRW	32,094,876	11/15/18	61,757
HSBC Bank USA	INR	2,189,521	USD	29,995	12/13/18	158,189

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	BRL	277,020	USD	67,140	10/02/18	$(1,453,840)
JPMorgan Chase Bank, NA	USD	69,188	BRL	277,020	10/02/18	(593,617)
JPMorgan Chase Bank, NA	JPY	837,156	USD	7,461	10/04/18	91,471
JPMorgan Chase Bank, NA	USD	17,249	JPY	1,875,481	10/04/18	(740,443)
JPMorgan Chase Bank, NA	USD	6,840	ZAR	97,370	10/10/18	37,553
JPMorgan Chase Bank, NA	AUD	46,322	USD	34,430	10/11/18	944,913
JPMorgan Chase Bank, NA	AUD	60,725	USD	43,291	10/11/18	(604,735)
JPMorgan Chase Bank, NA	EUR	29,723	NOK	284,407	10/11/18	424,142
JPMorgan Chase Bank, NA	COP	103,800,705	USD	34,059	10/12/18	(977,964)
JPMorgan Chase Bank, NA	GBP	15,824	USD	20,546	10/12/18	(87,877)
JPMorgan Chase Bank, NA	USD	70,610	GBP	54,374	10/12/18	292,631
JPMorgan Chase Bank, NA	SEK	64,741	EUR	6,260	10/16/18	(17,399)
JPMorgan Chase Bank, NA	USD	35,524	CHF	34,476	10/17/18	(346,723)
JPMorgan Chase Bank, NA	ZAR	89,383	GBP	5,059	10/17/18	290,195
JPMorgan Chase Bank, NA	ZAR	204,702	USD	13,545	10/17/18	(900,769)
JPMorgan Chase Bank, NA	USD	66,954	BRL	277,020	11/05/18	1,455,127
JPMorgan Chase Bank, NA	USD	50,436	NOK	410,647	11/15/18	111,605
JPMorgan Chase Bank, NA	TRY	13,608	USD	2,172	12/03/18	8,893
JPMorgan Chase Bank, NA	CNH	43,672	USD	6,338	12/19/18	13,146
JPMorgan Chase Bank, NA	TRY	113,944	USD	16,854	2/28/19	(291,030)
Morgan Stanley Capital Services LLC	SEK	123,170	USD	13,890	11/15/18	(20,559)
Morgan Stanley Capital Services LLC	CHF	28,415	USD	29,947	2/28/19	558,815
Royal Bank of Scotland PLC	NZD	47,022	USD	31,683	10/11/18	512,364
Standard Chartered Bank	BRL	28,077	USD	6,711	10/30/18	(226,425)
Standard Chartered Bank	KRW	39,023,388	USD	34,761	11/15/18	(438,655)
Standard Chartered Bank	USD	34,879	KRW	38,912,986	11/15/18	220,682

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	CAD	990,299	USD	768,364	11/16/18	$935,436
Standard Chartered Bank	TWD	3,076,295	USD	100,529	12/11/18	(1,057,329)
Standard Chartered Bank	USD	14,832	INR	1,093,476	12/13/18	69,159
UBS AG	USD	76,961	JPY	8,502,781	10/04/18	(2,114,350)
UBS AG	EUR	29,669	USD	33,949	10/11/18	(522,052)
UBS AG	GBP	53,741	EUR	59,798	10/11/18	(595,890)
UBS AG	JPY	3,840,596	EUR	29,231	10/11/18	138,568
UBS AG	USD	57,302	EUR	48,727	10/11/18	(686,794)
UBS AG	GBP	75,919	USD	99,572	10/12/18	574,818
UBS AG	ZAR	34,881	GBP	1,956	10/17/18	89,829

						$41,342,684

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
USD vs. EUR/ Natwest Markets PLC(r)	USD	1.170	10/2018	67,596,750	USD	67,597	$566,195	$(648,726)
Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(r)	BRL	4.100	10/2018	70,212,500	BRL	70,213	179,761	(439,090)
BRL vs. USD/ Deutsche Bank AG(r)	BRL	4.560	11/2018	77,269,200	BRL	77,269	217,404	(145,697)
CNH vs. USD/ JPMorgan Chase Bank, NA(r)	CNH	7.050	12/2018	239,347,500	CNH	239,348	171,278	(109,782)
IDR vs. USD/ Goldman Sachs Bank USA(r)	IDR	15,870.000	12/2018	269,488,470,000	IDR	269,488,470	108,373	(70,349)
INR vs. USD/ JPMorgan Chase Bank, NA(r)	INR	71.320	02/2019	1,214,223,000	INR	1,214,223	157,652	(713,174)

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
JPY vs. CNH/ Goldman Sachs Bank USA(r)	JPY	16.500	12/2018	1,925,550,000	JPY	1,925,550	$86,562	$(171,710)
MXN vs. USD/ Morgan Stanley Capital Services LLC(r)	MXN	23.820	02/2019	405,535,500	MXN	405,536	226,824	(26,979)
NOK vs. EUR/ Goldman Sachs Bank USA(r)	NOK	9.790	10/2018	287,581,250	NOK	287,581	164,301	(14,099)
SEK vs. EUR/ JPMorgan Chase Bank, NA(r)	SEK	10.600	10/2018	310,050,000	SEK	310,050	181,007	(11,547)
SGD vs. CHF/ UBS AG(r)	SGD	1.550	06/2019	25,458,750	SGD	25,459	76,960	(56,875)
TRY vs. CHF/ UBS AG(r)	TRY	5.900	02/2019	94,252,500	TRY	94,253	172,311	(2,452,055)
USD vs. EUR/ Natwest Markets PLC(r)	USD	1.250	10/2018	72,218,750	USD	72,219	399,757	(650)
USD vs. TRY/ JPMorgan Chase Bank, NA(r)	TRY	7.000	11/2018	118,790,000	TRY	118,790	190,573	(219,074)
ZAR vs. GBP/ UBS AG(r)	ZAR	19.520	10/2018	235,704,000	ZAR	235,704	213,829	(25,568)

							$3,112,787	$(5,105,375)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Australia Series 30, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.75%	USD	168,000	$(2,072,637)	$(1,882,051)	$(190,586)
Sale Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.60	USD	168,000	3,275,826	3,072,196	203,630

						$1,203,189	$1,190,145	$13,044

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	861,800	1/17/20	3 Month LIBOR	2.170%	Quarterly/ Semi-Annual	$(8,104,948)	$	– 0	–	$(8,104,948)
USD	861,800	1/17/20	3 Month LIBOR	2.204%	Quarterly/ Semi-Annual	(7,674,547)		– 0	–	(7,674,547)
USD	861,800	1/17/20	2.204%	3 Month LIBOR	Semi-Annual/ Quarterly	7,692,896		7,175,416		517,480
USD	861,800	1/17/20	2.170%	3 Month LIBOR	Semi-Annual/ Quarterly	8,123,017		7,545,278		577,739
USD	700,920	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi-Annual	(1,938,969)		– 0	–	(1,938,969)
USD	1,000	3/17/21	3 Month LIBOR	1.404%	Quarterly/ Semi-Annual	(38,917)		– 0	–	(38,917)
USD	361,960	1/17/23	2.389%	3 Month LIBOR	Semi-Annual/ Quarterly	9,987,163		– 0	–	9,987,163
USD	361,960	1/17/23	2.420%	3 Month LIBOR	Semi-Annual/ Quarterly	9,507,539		– 0	–	9,507,539
USD	361,960	1/17/23	3 Month LIBOR	2.389%	Quarterly/ Semi-Annual	(9,988,461)		(9,812,921)		(175,540)
USD	361,960	1/17/23	3 Month LIBOR	2.420%	Quarterly/ Semi-Annual	(9,508,854)		(9,406,590)		(102,264)
USD	145,430	8/08/23	3 Month LIBOR	2.823%	Quarterly/ Semi-Annual	(1,590,350)		– 0	–	(1,590,350)
USD	291,180	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	(2,303,689)		– 0	–	(2,303,689)
GBP	17,540	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	(251,669)		70,500		(322,169)
GBP	17,540	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	250,901		(106,287)		357,188
USD	58,500	11/09/25	2.130%	3 Month LIBOR	Semi-Annual/ Quarterly	3,356,225		– 0	–	3,356,225
USD	600	1/30/27	2.459%	3 Month LIBOR	Semi-Annual/ Quarterly	29,330		– 0	–	29,330
USD	150	5/05/45	3 Month LIBOR	2.566%	Quarterly/ Semi-Annual	(16,110)		1		(16,111)
USD	100	7/16/45	3 Month LIBOR	3.019%	Quarterly/ Semi-Annual	(2,829)		9,466		(12,295)
USD	131,760	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	3,779,228		– 0	–	3,779,228

						$1,306,956		$(4,525,137)		$5,832,093

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00%	Quarterly	1.66%	USD	950	$50,343	$14,387	$35,956
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	Quarterly	0.22	USD	950	78,100	25,695	52,405
Citibank, NA CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,000	(587,000)	(736,871)	149,871

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	735	$(86,412)	$(102,576)	$16,164
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,088	(127,822)	(125,682)	(2,140)
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	0.47	USD	950	6,937	(39,042)	45,979
Safeway, Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	1.21	USD	950	(6,424)	(28,464)	22,040
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.92	USD	950	360	(13,880)	14,240
Weatherford International Ltd., 4.500%, 4/15/22, 6/20/20*	1.00	Quarterly	3.13	USD	950	(37,009)	(30,240)	(6,769)
Credit Suisse International
Avon Products, Inc., 6.500%, 3/01/19, 6/20/20*	1.00	Quarterly	1.64	USD	950	(19,365)	(60,312)	40,947
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	13,109	(156,871)	(548,778)	391,907
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	8,513	(102,345)	(475,815)	373,470
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	12,060	(144,318)	(487,646)	343,328
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	9,831	(117,644)	(417,403)	299,759
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	5,987	(71,977)	(245,740)	173,763
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	2,395	(28,793)	(100,169)	71,376
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	1,198	(14,403)	(49,173)	34,770
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	6,500	(763,100)	(957,932)	194,832
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,000	(587,000)	(737,734)	150,734
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,925	(343,395)	(172,219)	(171,176)
Freeport-McMoRan, Inc., 3.550%, 3/01/22, 6/20/20*	1.00	Quarterly	0.34	USD	950	9,912	(24,717)	34,629
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.23	USD	950	11,949	(26,279)	38,228
Transocean, Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	0.77	USD	950	3,366	(73,618)	76,984
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	6,900	(82,570)	(275,376)	192,806
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	3,000	(35,900)	(60,336)	24,436
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	8,901	(106,515)	(86,123)	(20,392)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	564	(66,308)	(67,973)	1,665

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	618	$(72,605)	$(70,531)	$(2,074)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	53	(6,227)	(3,791)	(2,436)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	3,000	(35,900)	(55,850)	19,950
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	8,358	(100,017)	(61,540)	(38,477)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	8,359	(100,029)	(51,894)	(48,135)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	16,717	(200,047)	(97,317)	(102,730)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	20,000	(2,348,000)	(3,108,811)	760,811
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	244	(28,665)	(27,081)	(1,584)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,115	(131,087)	(123,758)	(7,329)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	979	(115,016)	(107,879)	(7,137)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,611	(189,266)	(178,708)	(10,558)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	279	(32,801)	(25,706)	(7,095)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	558	(65,602)	(56,665)	(8,937)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	557	(65,485)	(52,271)	(13,214)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	575	(67,601)	(49,915)	(17,686)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,260	(147,924)	(76,612)	(71,312)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,346	(393,378)	(297,266)	(96,112)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,000	(587,833)	(407,535)	(180,298)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,000	(587,833)	(390,176)	(197,657)

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	5,815	$(682,681)	$(353,572)	$(329,109)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	7,000	(822,383)	(474,900)	(347,483)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	10,000	(1,175,667)	(789,108)	(386,559)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	10,000	(1,175,667)	(780,351)	(395,316)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	7,947	(933,640)	(539,851)	(393,789)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	15,000	(1,763,500)	(1,222,605)	(540,895)

						$(15,153,058)	$(15,307,709)	$154,651

*	Termination date

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY, 1/14/20*	11.12%	Maturity	AUD	888	$97,258	$	– 0	–	$97,258
AUD/JPY, 3/03/20*	12.75	Maturity	AUD	452	(131,964)		– 0	–	(131,964)
AUD/JPY, 4/16/20*	12.25	Maturity	AUD	1,105	(122,533)		– 0	–	(122,533)
AUD/JPY, 5/07/20*	12.22	Maturity	AUD	690	(59,461)		– 0	–	(59,461)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	205	(67,000)		– 0	–	(67,000)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	243	(71,179)		– 0	–	(71,179)

					$(354,879)	$	– 0	–	$(354,879)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at September 30, 2018
JPMorgan Chase Bank, NA†	1.85%	—	$4,636,513

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2018

abfunds.com	AB GLOBAL BOND FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statement of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$4,636,513	$	– 0	–	$	– 0	–	$	– 0	–	$4,636,513

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $2,491,779,657 or 36.2% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Illiquid security.

(i)	Fair valued by the Adviser.

(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.13% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716%, 4/25/26	4/29/16	$2,125,681	$2,135,449	0.03%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 0.69%, 6/24/49	6/19/15	1,298,584	1,298,584	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 3.866%, 11/15/26	11/13/15	5,338,950	5,408,779	0.08%
Tervita Escrow Corp. 7.625%, 12/01/21	12/07/16	74,000	76,307	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13	3,886,876	260,365	0.00%

(k)	Non-income producing security.

(l)	Defaulted matured security.

(m)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2018.

(n)	Restricted and illiquid security.

72 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$9,702,000	$9,730,576	0.14%

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Affiliated investments.

(r)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CNH – Chinese Yuan Renminbi (Offshore)
COP – Colombian Peso
EGP – Egyptian Pound
EUR – Euro
GBP – Great British Pound
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee

JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
SGD – Singapore Dollar
TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – United States Dollar
UYU – Uruguayan Peso
ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 73

STATEMENT OF ASSETS & LIABILITIES

September 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,008,383,307)	$6,935,388,800
Affiliated issuers (cost $46,959,214)	46,959,214
Cash collateral due from broker	16,872,960
Foreign currencies, at value (cost $22,745,916)	22,431,851
Unrealized appreciation on forward currency exchange contracts	62,211,047
Unaffiliated interest receivable	46,338,969
Receivable for newly entered interest rate swaps	19,228,829
Receivable for capital stock sold	18,053,034
Receivable for investment securities sold	13,358,301
Receivable for variation margin on centrally cleared swaps	1,694,965
Market value of credit default swaps (net premiums received $137,454)	160,967
Unrealized appreciation on variance swaps	97,258
Affiliated dividends receivable	19,634

Total assets	7,182,815,829

Liabilities
Options written, at value (premiums received $3,112,787)	5,105,375
Payable for investment securities purchased	183,498,817
Payable for capital stock redeemed	22,754,894
Unrealized depreciation on forward currency exchange contracts	20,868,363
Cash collateral received from broker	16,329,000
Payable for newly entered interest rate swaps	15,464,294
Market value of credit default swaps (net premiums received $15,170,255)	15,314,025
Payable for unsettled reverse repurchase agreements	6,814,378
Payable for reverse repurchase agreements	4,636,513
Advisory fee payable	2,315,570
Payable for variation margin on futures	1,670,362
Dividends payable	1,629,026
Unrealized depreciation on variance swaps	452,137
Distribution fee payable	294,840
Transfer Agent fee payable	256,992
Due to Custodian	153,977
Administrative fee payable	16,195
Payable for variation margin on centrally cleared swaps	293
Accrued expenses and other liabilities	2,288,090

Total liabilities	299,863,141

Net Assets	$6,882,952,688

Composition of Net Assets
Capital stock, at par	$841,304
Additional paid-in capital	6,997,301,742
Distributable earnings (accumulated loss)	(115,190,358)

$6,882,952,688

74 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$810,782,446	99,034,392	$8.19	*

B	$519,470	63,433	$8.19

C	$146,309,262	17,814,739	$8.21

Advisor	$4,570,491,478	558,751,926	$8.18

R	$75,138,432	9,184,868	$8.18

K	$16,641,891	2,033,972	$8.18

I	$773,148,598	94,536,370	$8.18

Z	$489,921,111	59,884,317	$8.18

*	The maximum offering price per share for Class A shares was $8.55, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 75

STATEMENT OF OPERATIONS

Investment Income
Interest (net of foreign taxes withheld of $8,079)	$204,697,246
Dividends
Affiliated issuers	1,460,029
Unaffiliated issuers	738,411
Other income	324,674	$207,220,360

Expenses
Advisory fee (see Note B)	31,413,114
Transfer agency—Class A	754,727
Transfer agency—Class B	955
Transfer agency—Class C	152,323
Transfer agency—Advisor Class	3,749,275
Transfer agency—Class R	201,099
Transfer agency—Class K	67,909
Transfer agency—Class I	469,533
Transfer agency—Class Z	83,320
Distribution fee—Class A	2,278,623
Distribution fee—Class B	7,125
Distribution fee—Class C	1,815,649
Distribution fee—Class R	405,806
Distribution fee—Class K	91,732
Custodian	646,804
Printing	437,922
Registration fees	326,083
Audit and tax	129,773
Administrative	69,045
Legal	50,224
Directors’ fees	25,600
Miscellaneous	172,217

Total expenses before interest expense	43,348,858
Interest expense	119,712

Total expenses	43,468,570
Less: expenses waived and reimbursed by the Adviser (see Note B)	(213,644)

Net expenses		43,254,926

Net investment income		163,965,434

76 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(48,980,458	)(a)
Forward currency exchange contracts	75,499,387
Futures	(17,063,320)
Options written	18,122,609
Swaps	8,053,702
Swaptions written	6,549,320
Foreign currency transactions	(43,015,459)
Net change in unrealized appreciation/depreciation on:
Investments	(254,603,021	)(b)
Forward currency exchange contracts	65,181,338
Futures	184,629
Options written	(4,597,144)
Swaps	7,247,774
Foreign currency denominated assets and liabilities	(398,681)

Net loss on investment and foreign currency transactions	(187,819,324)

Net Decrease in Net Assets from Operations	$(23,853,890)

(a)	Includes foreign capital gains taxes of $1,179,841.

(b)	Net of increase in accrued foreign capital gains of $60,521.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 77

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$163,965,434	$142,290,054
Net realized loss on investment and foreign currency transactions	(834,219)	(56,697,691)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(186,985,105)	(963,240)

Net increase (decrease) in net assets from operations	(23,853,890)	84,629,123
Distributions to Shareholders*
Class A	(21,810,531)	(36,104,888)
Class B	(11,284)	(29,393)
Class C	(2,966,052)	(6,717,878)
Advisor Class	(119,675,497)	(117,686,711)
Class R	(1,604,973)	(2,100,483)
Class K	(844,316)	(948,611)
Class I	(20,149,714)	(22,531,901)
Class Z	(11,306,387)	(8,575,404)
Capital Stock Transactions
Net increase	270,112,242	976,266,370
Proceeds from third party regulatory settlement (see Note E)	1,081	– 0	–

Total increase	67,890,679	866,200,224
Net Assets
Beginning of period	6,815,062,009	5,948,861,785

End of period	$6,882,952,688	$6,815,062,009

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

78 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB GLOBAL BOND FUND | 79

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

80 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as a described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB GLOBAL BOND FUND | 81

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

82 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2018:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,921,133,947	$	– 0	–	$2,921,133,947
Corporates – Investment Grade		– 0	–	1,184,944,217		23,829,854		1,208,774,071
Inflation-Linked Securities		– 0	–	636,085,071		– 0	–	636,085,071
Mortgage Pass-Throughs		– 0	–	476,885,385		– 0	–	476,885,385

abfunds.com	AB GLOBAL BOND FUND | 83

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grade	$	– 0	–	$386,841,888		$0	#	$386,841,888
Collateralized Mortgage Obligations		– 0	–	295,781,210		– 0	–	295,781,210
Local Governments – Provincial Bonds		– 0	–	167,490,706		– 0	–	167,490,706
Collateralized Loan Obligations		– 0	–	– 0	–	145,611,533		145,611,533
Governments – Sovereign Agencies		– 0	–	135,585,955		– 0	–	135,585,955
Commercial Mortgage-Backed Securities		– 0	–	59,701,146		73,001,921		132,703,067
Covered Bonds		– 0	–	107,033,008		– 0	–	107,033,008
Supranationals		– 0	–	44,653,532		– 0	–	44,653,532
Emerging Markets – Sovereigns		– 0	–	42,313,941		– 0	–	42,313,941
Emerging Markets – Corporate Bonds		– 0	–	33,448,947		260,365		33,709,312
Bank Loans		– 0	–	15,670,666		13,652,453		29,323,119
Quasi-Sovereigns		– 0	–	28,522,350		– 0	–	28,522,350
Asset-Backed Securities		– 0	–	5,188,599		19,479,566		24,668,165
Emerging Markets – Treasuries		– 0	–	20,440,409		– 0	–	20,440,409
Local Governments – US Municipal Bonds		– 0	–	15,257,758		– 0	–	15,257,758
Common Stocks		96,434		1,702,878		11,779,842		13,579,154
Local Governments – Regional Bonds		– 0	–	9,834,150		– 0	–	9,834,150
Governments – Sovereign Bonds		– 0	–	7,308,116		– 0	–	7,308,116
Preferred Stocks		5,626,917		– 0	–	– 0	–	5,626,917
Whole Loan Trusts		– 0	–	– 0	–	3,054,565		3,054,565
Agencies		– 0	–	531,024		– 0	–	531,024
Options Purchased – Calls		– 0	–	6,641		– 0	–	6,641
Warrants		1,241		– 0	–	0	#	1,241

84 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$46,959,214		$	– 0	–	$	– 0	–	$46,959,214
Time Deposits	– 0	–		21,780,758			– 0	–	21,780,758
Corporates – Investment Grade	– 0	–		10,999,277			– 0	–	10,999,277
Emerging Markets – Sovereigns	– 0	–		9,852,530			– 0	–	9,852,530

Total Investments in Securities	52,683,806			6,638,994,109			290,670,099		6,982,348,014
Other Financial Instruments*:
Assets
Futures	12,744,173			– 0	–		– 0	–	12,744,173	†
Forward Currency Exchange Contracts	– 0	–		62,211,047			– 0	–	62,211,047
Centrally Cleared Credit Default Swaps	– 0	–		3,275,826			– 0	–	3,275,826	†
Centrally Cleared Interest Rate Swaps	– 0	–		42,726,299			– 0	–	42,726,299	†
Credit Default Swaps	– 0	–		160,967			– 0	–	160,967
Variance Swaps	– 0	–		97,258			– 0	–	97,258
Liabilities
Futures	(5,901,436)			– 0	–		– 0	–	(5,901,436	)†
Forward Currency Exchange Contracts	– 0	–		(20,868,363)			– 0	–	(20,868,363)
Currency Options Written	– 0	–		(5,105,375)			– 0	–	(5,105,375)
Centrally Cleared Credit Default Swaps	– 0	–		(2,072,637)			– 0	–	(2,072,637	)†
Centrally Cleared Interest Rate Swaps	– 0	–		(41,419,343)			– 0	–	(41,419,343	)†

abfunds.com	AB GLOBAL BOND FUND | 85

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Credit Default Swaps	$	– 0	–	$(15,314,025)		$	– 0	–	$(15,314,025)
Variance Swaps		– 0	–	(452,137)			– 0	–	(452,137)
Reverse Repurchase Agreements		(4,636,513)		– 0	–		– 0	–	(4,636,513)

Total^		$54,890,030		$6,662,233,626			$290,670,099		$7,007,793,755

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Investment Grade			Corporates - Non-Investment Grade#		Collateralized Loan Obligations		Commercial Mortgage- Backed Securities
Balance as of 9/30/17	$	– 0	–	$1,745,769		$4,143,151		$87,049,485
Accrued discounts/ (premiums)		– 0	–	– 0	–	2,760		284,745
Realized gain (loss)		– 0	–	– 0	–	95,967		68,467
Change in unrealized appreciation/ depreciation		69,854		2,511,384		(350,514)		(637,466)
Purchases		23,760,000		– 0	–	145,220,169		6,275,000
Sales/Paydowns		– 0	–	(4,257,153)		(3,500,000)		(20,038,310)
Transfers into Level 3		– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–	– 0	–

86 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Corporates - Investment Grade		Corporates - Non-Investment Grade#			Collateralized Loan Obligations		Commercial Mortgage- Backed Securities
Balance as of 9/30/18	$23,829,854		$	– 0	–	$145,611,533		$73,001,921

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$69,854		$	– 0	–	$(243,415)		$(437,728)

	Emerging Markets - Corporate Bonds		Bank Loans			Asset-Backed Securities		Common Stocks
Balance as of 9/30/17	$ – 0	–	$	– 0	–	$18,369,524		$13,422,176
Accrued discounts/ (premiums)	– 0	–		28,128		8,823		– 0	–
Realized gain (loss)	– 0	–		15		4,095		(113,986)
Change in unrealized appreciation/ depreciation	45,365			471,790		(477,476)		330,643
Purchases	– 0	–		13,158,810		5,581,284		– 0	–
Sales/Paydowns	– 0	–		(6,290)		(4,006,684)		(1,858,991)
Transfers into Level 3	215,000			– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 9/30/18	$260,365			$13,652,453		$19,479,566		$11,779,842

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$45,365			$471,790		$(477,476)		$330,643

	Preferred Stocks		Whole Loan Trusts	Warrants#			Short Term Investments: Emerging Markets - Sovereigns
Balance as of 9/30/17	$1,414,700		$22,313,365	$	– 0	–	$6,807,552
Accrued discounts/ (premiums)	– 0	–	20,872		– 0	–	104,117

abfunds.com	AB GLOBAL BOND FUND | 87

NOTES TO FINANCIAL STATEMENTS (continued)

	Preferred Stocks			Whole Loan Trusts		Warrants#			Short Term Investments: Emerging Markets - Sovereigns
Realized gain (loss)		$87,370		$(7,995,208)		$	– 0	–		$128,900
Change in unrealized appreciation/ depreciation		– 0	–	2,427,927			– 0	–		(115,639)
Purchases		– 0	–	253,682			– 0	–		– 0	–
Sales/Paydowns		(1,502,070)		(13,966,073)			– 0	–		(6,924,930)
Transfers into Level 3		– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 9/30/18	$	– 0	–	$3,054,565		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**	$	– 0	–	$(619,876)		$	– 0	–	$	– 0	–

	Total
Balance as of 9/30/17		$155,265,722
Accrued discounts/ (premiums)		449,445
Realized gain (loss)		(7,724,380)
Change in unrealized appreciation/ depreciation		4,275,868
Purchases		194,248,945
Sales/Paydowns		(56,060,501)
Transfers into Level 3		215,000
Transfers out of Level 3		– 0	–

Balance as of 9/30/18		$290,670,099	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18**		$(860,843)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

#	The Fund held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2018. Securities priced (i) by third party vendors, (ii) by brokers, or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

88 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Common Stocks	$2,049,266	Recovery Analysis	Liquidation Value	$317.81 / N/A
Whole Loan Trusts	$1,592,763	Recovery Analysis	Cumulative Loss	<20% / NA
	$714,365	Discounted Cash Flow	Cash Flow Yield	100.00% / NA
	$374,964	Discounted Cash Flow	Level Yield	32.11% / NA
	$213,250	Discounted Cash Flow	Level Yield	27.25% / NA
	$159,223	Discounted Cash Flow	Level Yield	34.94% / NA

$3,054,565

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Liquidation Value in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss, Cash Flow Yield and Level Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight

abfunds.com	AB GLOBAL BOND FUND | 89

NOTES TO FINANCIAL STATEMENTS (continued)

of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment

90 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

abfunds.com	AB GLOBAL BOND FUND | 91

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2018, the reimbursement for such services amounted to $69,045.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,744,954 for the year ended September 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,321 from the sale of Class A shares and received $1,085, $198 and $11,315 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2018, such waiver amounted to $213,644.

92 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2018 is as follows:

Fund	Market Value 9/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$103,179	$2,893,686	$2,949,906	$46,959	$1,460

Brokerage commissions paid on investment transactions for the year ended September 30, 2018 amounted to $225,132, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,200,351, $15,335,367, $1,038,201, and $274,919 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

abfunds.com	AB GLOBAL BOND FUND | 93

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$9,737,756,072	$10,103,660,090
U.S. government securities	17,023,395,691	16,420,280,559

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$7,061,064,068

Gross unrealized appreciation	$198,811,733
Gross unrealized depreciation	(274,650,308)

Net unrealized depreciation	$(75,838,575)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

94 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2018, the Fund held futures for hedging and non-hedging purposes.

abfunds.com	AB GLOBAL BOND FUND | 95

NOTES TO FINANCIAL STATEMENTS (continued)

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could

96 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2018, the Fund held written options for hedging and non-hedging purposes.

During the year ended September 30, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

abfunds.com	AB GLOBAL BOND FUND | 97

NOTES TO FINANCIAL STATEMENTS (continued)

each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

98 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

abfunds.com	AB GLOBAL BOND FUND | 99

NOTES TO FINANCIAL STATEMENTS (continued)

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2018, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payment it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended September 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

100 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2018, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended September 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$12,744,173	*	Receivable/Payable for variation margin on futures	$5,901,436	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	28,111,892	*	Receivable/Payable for variation margin on centrally cleared swaps	22,279,799	*

abfunds.com	AB GLOBAL BOND FUND | 101

NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$62,211,047		Unrealized depreciation on forward currency exchange contracts	$20,868,363
Foreign currency contracts	Investments in securities, at value	6,641		Options written, at value	5,105,375
Foreign currency contracts	Unrealized appreciation on variance swaps	97,258		Unrealized depreciation on variance swaps	452,137

Credit contracts	Market value of credit default swaps	160,967		Market value of credit default swaps	15,314,025

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	203,630	*	Receivable/ Payable for variation margin on centrally cleared swaps	190,586	*

Total		$103,535,608			$70,111,721

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$2,564,748	$1,689,743

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(17,063,320)	184,629

102 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$90,760		$	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	6,549,320			– 0	–

Foreign currency contracts	Net realized gain/(loss) on Forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	75,499,387			65,181,338

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(4,959,395)			(853,242)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	18,122,609			(4,597,144)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	– 0	–		(354,879)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	5,488,954			5,912,910

Total		$86,293,063			$67,163,355

abfunds.com	AB GLOBAL BOND FUND | 103

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2018:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$48,921,936	(a)
Average notional amount of sale contracts	$49,125,714	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,558,366,849

Credit Default Swaps:
Average notional amount of sale contracts	$192,816,615

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$1,497,984,225
Average principal amount on sale contracts	$5,250,119,468

Futures:
Average original value on buy contracts	$613,766,874
Average original value on sale contracts	$1,437,174,819

Variance Swaps:
Average notional amount	$2,015,641	(c)

Purchased Options:
Average notional amount	$203,697,801

Purchased Swaptions:
Average notional amount	$534,491,378	(d)

Options Written:
Average notional amount	$783,547,043

Swaptions Written:
Average notional amount	$866,778,126	(e)

(a)	Positions were open for eleven months during the period.

(b)	Positions were open for seven months during the period.

(c)	Positions were open for nine months during the period.

(d)	Positions were open for three months during the period.

(e)	Positions were open for eight months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

104 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$195,614	$	– 0	–	$(195,614)	$	– 0	–	$	– 0	–
Barclays Bank PLC	969,008	(969,008)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	27,471,507	(1,572,570)	(14,659,000)	– 0	–	11,239,937
Brown Brothers Harriman & Co.	129,752	(129,752)	– 0	–	– 0	–	– 0	–
Citibank, NA	1,534,162	(1,534,162)	– 0	–	– 0	–	– 0	–
Credit Suisse International	1,619,432	(1,619,432)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	97,258	(97,258)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	23,069,036	(12,467,161)	– 0	–	– 0	–	10,601,875
HSBC Bank USA	614,156	– 0	–	(410,000)	– 0	–	204,156
JPMorgan Chase Bank, NA	3,669,676	(3,669,676)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	558,815	(486,628)	– 0	–	– 0	–	72,187
Royal Bank of Scotland PLC/ Natwest Markets PLC	519,005	(519,005)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,225,277	(1,225,277)	– 0	–	– 0	–	– 0	–
UBS AG	803,215	(803,215)	– 0	–	– 0	–	– 0	–

Total	$62,475,913	$(25,093,144)	$(15,264,614)	$	– 0	–	$22,118,155	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia & New Zealand Banking Group Ltd.	$289,438	$	– 0	–	$	– 0	–	$	– 0	–	$289,438
Barclays Bank PLC	1,947,691	(969,008)	– 0	–	(978,683)	– 0	–
BNP Paribas SA	1,572,570	(1,572,570)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	245,475	(129,752)	– 0	–	– 0	–	115,723
Citibank, NA	3,711,645	(1,534,162)	– 0	–	(1,190,224)	987,259
Credit Suisse International	4,296,169	(1,619,432)	– 0	–	(1,980,474)	696,263
Deutsche Bank AG	829,780	(97,258)	– 0	–	(238,030)	494,492
Goldman Sachs Bank USA / Goldman Sachs International	12,467,161	(12,467,161)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	7,067,974	(3,669,676)	– 0	–	(1,606,430)	1,791,868

abfunds.com	AB GLOBAL BOND FUND | 105

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$486,628	$(486,628)	$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	649,376	(519,005)		– 0	–		(130,371)			– 0	–
Standard Chartered Bank	1,722,409	(1,225,277)		– 0	–		(497,132)			– 0	–
UBS AG	6,453,584	(803,215)		– 0	–		(2,758,367)			2,892,002

Total	$41,739,900	$(25,093,144)	$	– 0	–		$(9,379,711)			$7,267,045	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

106 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended September 30, 2018, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the year ended September 30, 2018, the average amount of reverse repurchase agreements outstanding was $7,168,928 and the daily weighted average interest rate was (0.31)%. During the period, the Fund received net interest payments from counterparties. At September 30, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $4,636,513 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
JPMorgan Chase Bank, NA	$4,636,513	$(4,601,775)	$34,738

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

abfunds.com	AB GLOBAL BOND FUND | 107

NOTES TO FINANCIAL STATEMENTS (continued)

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2018, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2018, the Fund had no bridge loan commitments outstanding.

During the year ended September 30, 2018, the Fund received commitment fees or additional funding fees in amount of $324,674.

108 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Class A
Shares sold	20,073,580	35,983,933	$167,038,449	$302,692,926

Shares issued in reinvestment of dividends and distributions	1,936,251	3,045,937	16,089,465	25,545,204

Shares converted from Class B	59,796	50,170	499,892	423,229

Shares converted from Class C	3,093,435	7,264,642	25,707,038	61,395,779

Shares redeemed	(45,114,469)	(77,944,937)	(374,827,042)	(654,579,229)

Net decrease	(19,951,407)	(31,600,255)	$(165,492,198)	$(264,522,091)

Class B
Shares sold	4,124	9,988	$34,304	$84,585

Shares issued in reinvestment of dividends and distributions	1,218	2,981	10,135	24,918

Shares converted to Class A	(59,792)	(50,160)	(499,892)	(423,229)

Shares redeemed	(8,441)	(30,600)	(70,523)	(257,010)

Net decrease	(62,891)	(67,791)	$(525,976)	$(570,736)

Class C
Shares sold	1,313,140	3,072,238	$10,981,636	$25,962,076

Shares issued in reinvestment of dividends and distributions	270,005	629,665	2,251,210	5,289,481

Shares converted to Class A	(3,082,719)	(7,239,006)	(25,707,038)	(61,395,779)

Shares redeemed	(6,678,456)	(11,072,801)	(55,720,665)	(93,379,808)

Net decrease	(8,178,030)	(14,609,904)	$(68,194,857)	$(123,524,030)

Advisor Class
Shares sold	183,038,844	233,427,128	$1,521,545,978	$1,961,094,298

Shares issued in reinvestment of dividends and distributions	10,615,631	10,743,458	88,067,430	90,124,191

Shares redeemed	(154,088,929)	(106,534,869)	(1,278,807,982)	(894,571,084)

Net increase	39,565,546	137,635,717	$330,805,426	$1,156,647,405

abfunds.com	AB GLOBAL BOND FUND | 109

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Class R
Shares sold	3,324,704	4,214,940	$27,726,727	$35,331,486

Shares issued in reinvestment of dividends and distributions	192,292	249,863	1,596,148	2,094,927

Shares redeemed	(4,293,094)	(3,894,456)	(35,744,275)	(32,798,576)

Net increase (decrease)	(776,098)	570,347	$(6,421,400)	$4,627,837

Class K
Shares sold	1,537,186	1,569,361	$12,785,721	$13,205,040

Shares issued in reinvestment of dividends and distributions	97,925	112,876	813,042	946,835

Shares redeemed	(3,909,077)	(1,027,017)	(32,199,370)	(8,627,898)

Net increase (decrease)	(2,273,966)	655,220	$(18,600,607)	$5,523,977

Class I
Shares sold	22,528,212	24,187,787	$186,861,568	$203,044,311

Shares issued in reinvestment of dividends and distributions	2,386,088	2,640,553	19,793,000	22,149,096

Shares redeemed	(19,234,816)	(21,336,798)	(159,640,437)	(180,202,303)

Net increase	5,679,484	5,491,542	$47,014,131	$44,991,104

Class Z
Shares sold	27,187,414	23,499,728	$225,668,100	$197,130,150

Shares issued in reinvestment of dividends and distributions	1,350,047	1,020,667	11,193,204	8,571,574

Shares redeemed	(10,278,394)	(6,260,326)	(85,333,581)	(52,608,820)

Net increase	18,259,067	18,260,069	$151,527,723	$153,092,904

For the year ended September 30, 2018 a third party vendor reimbursed the Fund $1,081, for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

110 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB GLOBAL BOND FUND | 111

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

112 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$178,368,754	$194,695,269

Total taxable distributions paid	$178,368,754	$194,695,269

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,794,025
Accumulated capital and other losses	(78,067,459	)(a)
Unrealized appreciation/(depreciation)	(76,669,524	)(b)

Total accumulated earnings/(deficit)	$(111,942,958	)(c)

(a)	As of September 30, 2018, the Fund had a net capital loss carryforward of $74,777,979 and cumulative deferred loss on straddles of $3,289,480.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

abfunds.com	AB GLOBAL BOND FUND | 113

NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had a net short-term capital loss carryforward of $52,296,415 and a net long-term capital loss carryforward of $22,481,564, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of proceeds from a third party regulatory settlement resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

114 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB GLOBAL BOND FUND | 115

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Income From Investment Operations
Net investment income(a)	.18	(b)	.18	(b)	.17	(b)	.18		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.09)		.39		(.02)		.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.04)		.09		.56		.16		.48

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.18)		(.30)		(.34)		(.22)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.20)		(.25)		(.31)		(.34)		(.22)

Net asset value, end of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Total Return
Total investment return based on net asset value(d)*	(0.50)%		1.10%		6.92%		1.95%		5.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$810,782		$1,002,880		$1,293,750		$1,060,976		$1,076,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.81%		.82%		.85%		.90%		.93%
Expenses, before waivers/reimbursements(e)(f)	.82%		.83%		.85%		.90%		.93%
Net investment income	2.16	%(b)	2.09	%(b)	2.05	%(b)	2.09%		2.69%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

116 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Income From Investment Operations
Net investment income(a)	.11	(b)	.11	(b)	.10	(b)	.11		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.09)		.40		(.01)		.26
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)		.02		.50		.10		.42

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.11)		(.24)		(.28)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.13)		(.18)		(.25)		(.28)		(.16)

Net asset value, end of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Total Return
Total investment return based on net asset value(d)*	(1.30)%		0.29%		6.11%		1.21%		5.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$519		$1,065		$1,668		$3,410		$7,321
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.61%		1.62%		1.61%		1.63%		1.64%
Expenses, before waivers/reimbursements(e)(f)	1.62%		1.62%		1.61%		1.63%		1.64%
Net investment income	1.28	%(b)	1.29	%(b)	1.25	%(b)	1.36%		1.97%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

abfunds.com	AB GLOBAL BOND FUND | 117

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.46		$ 8.62		$ 8.36		$ 8.54		$ 8.28

Income From Investment Operations
Net investment income(a)	.12	(b)	.11	(b)	.11	(b)	.12		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		(.08)		.40		(.01)		.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)		.03		.51		.11		.42

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.12)		(.24)		(.29)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.14)		(.19)		(.25)		(.29)		(.16)

Net asset value, end of period	$ 8.21		$ 8.46		$ 8.62		$ 8.36		$ 8.54

Total Return
Total investment return based on net asset value(d)*	(1.36)%		0.34%		6.24%		1.23%		5.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$146,309		$219,785		$349,965		$356,483		$395,728
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.56%		1.57%		1.58%		1.60%		1.63%
Expenses, before waivers/reimbursements(e)(f)	1.56%		1.57%		1.58%		1.60%		1.63%
Net investment income	1.38	%(b)	1.34	%(b)	1.30	%(b)	1.38%		1.98%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

118 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations
Net investment income(a)	.20	(b)	.20	(b)	.20	(b)	.20		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.09)		.38		(.01)		.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)		.11		.58		.19		.50

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.20)		(.32)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.22)		(.27)		(.33)		(.37)		(.24)

Net asset value, end of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)*	(0.25)%		1.35%		7.21%		2.26%		6.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,570,491		$4,372,280		$3,275,362		$2,247,582		$1,504,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.56%		.58%		.58%		.60%		.63%
Expenses, before waivers/reimbursements(e)(f)	.57%		.58%		.58%		.60%		.63%
Net investment income	2.44	%(b)	2.34	%(b)	2.33	%(b)	2.39%		2.98%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

abfunds.com	AB GLOBAL BOND FUND | 119

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations
Net investment income(a)	.15	(b)	.14	(b)	.14	(b)	.15		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		(.09)		.40		(.02)		.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)		.05		.54		.13		.45

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.15)		(.27)		(.31)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.16)		(.22)		(.28)		(.31)		(.19)

Net asset value, end of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)*	(0.91)%		0.57%		6.63%		1.57%		5.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,138		$83,901		$80,625		$60,300		$54,550
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.23%		1.22%		1.25%		1.27%		1.26%
Expenses, before waivers/reimbursements(e)(f)	1.23%		1.23%		1.25%		1.27%		1.26%
Net investment income	1.75	%(b)	1.70	%(b)	1.66	%(b)	1.72%		2.36%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

120 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations
Net investment income(a)	.17	(b)	.17	(b)	.17	(b)	.17		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.10)		.40		(.01)		.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		.07		.57		.16		.48

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.17)		(.30)		(.34)		(.22)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.19)		(.24)		(.31)		(.34)		(.22)

Net asset value, end of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)*	(0.60)%		0.90%		6.97%		1.90%		5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,642		$36,288		$31,361		$23,625		$19,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.92%		.89%		.93%		.95%		.93%
Expenses, before waivers/reimbursements(e)(f)	.92%		.90%		.93%		.95%		.93%
Net investment income	2.09	%(b)	2.03	%(b)	1.98	%(b)	2.04%		2.69%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

abfunds.com	AB GLOBAL BOND FUND | 121

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations
Net investment income(a)	.20	(b)	.20	(b)	.20	(b)	.20		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.09)		.38		(.01)		.24
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)		.11		.58		.19		.50

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.20)		(.32)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.22)		(.27)		(.33)		(.37)		(.24)

Net asset value, end of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)*	(0.23)%		1.36%		7.22%		2.27%		6.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$773,149		$748,238		$715,514		$536,411		$546,550
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.54%		.56%		.57%		.59%		.59%
Expenses, before waivers/reimbursements(e)(f)	.55%		.56%		.58%		.59%		.59%
Net investment income	2.46	%(b)	2.36	%(b)	2.33	%(b)	2.40%		3.04%
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

122 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30,								October 15, 2013(g) to September 30, 2014
	2018		2017		2016		2015

Net asset value, beginning of period	$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.23

Income From Investment Operations
Net investment income(a)	.21	(b)	.20	(b)	.20	(b)	.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		(.09)		.40		(.02)		.27
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)		.11		.60		.19		.52

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.21)		(.33)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.23)		(.28)		(.34)		(.37)		(.24)

Net asset value, end of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)*	(0.18)%		1.29%		7.39%		2.32%		6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$489,921		$350,625		$200,617		$167,830		$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.49%		.51%		.52%		.53%		.55	%(h)
Expenses, before waivers/reimbursements(e)(f)	.50%		.52%		.53%		.53%		.55	%(h)
Net investment income	2.54	%(b)	2.41	%(b)	2.38	%(b)	2.47%		3.05	%(h)
Portfolio turnover rate	369%		107%		113%		167%		157%

See footnote summary on page 124.

abfunds.com	AB GLOBAL BOND FUND | 123

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2018 and for the year ended September 30, 2017, such waiver amounted to less than 0.005%.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.81%	.82%	.85%	.90%	.93%
Before waivers/reimbursements	.82%	.83%	.85%	.90%	.93%
Class B
Net of waivers/reimbursements	1.61%	1.62%	1.61%	1.63%	1.64%
Before waivers/reimbursements	1.62%	1.62%	1.61%	1.63%	1.64%
Class C
Net of waivers/reimbursements	1.56%	1.57%	1.58%	1.60%	1.63%
Before waivers/reimbursements	1.56%	1.57%	1.58%	1.60%	1.63%
Advisor Class
Net of waivers/reimbursements	.56%	.58%	.58%	.60%	.63%
Before waivers/reimbursements	.57%	.58%	.58%	.60%	.63%
Class R
Net of waivers/reimbursements	1.23%	1.22%	1.25%	1.27%	1.26%
Before waivers/reimbursements	1.23%	1.23%	1.25%	1.27%	1.26%
Class K
Net of waivers/reimbursements	.92%	.89%	.93%	.95%	.93%
Before waivers/reimbursements	.92%	.90%	.93%	.95%	.93%
Class I
Net of waivers/reimbursements	.54%	.56%	.57%	.59%	.58%
Before waivers/reimbursements	.55%	.56%	.58%	.59%	.58%

	Year Ended September 30,				October 15, 2013(g) to September 30, 2014(h)
	2018	2017	2016	2015

Class Z
Net of waivers/reimbursements	.49%	.51%	.52%	.53%	.55%
Before waivers/reimbursements	.50%	.52%	.53%	.53%	.55%

(g)	Commencement of distribution.

(h)	Annualized.

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

See notes to financial statements.

124 | AB GLOBAL BOND FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing

abfunds.com	AB GLOBAL BOND FUND | 125

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 28, 2018

126 | AB GLOBAL BOND FUND	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2018. For foreign shareholders, 37.01% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB GLOBAL BOND FUND | 127

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Messrs. DeNoon, DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

128 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

abfunds.com	AB GLOBAL BOND FUND | 129

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

130 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,##,^ 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

abfunds.com	AB GLOBAL BOND FUND | 131

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

132 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

abfunds.com	AB GLOBAL BOND FUND | 133

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

134 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB GLOBAL BOND FUND | 135

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 58	President and Chief Executive Officer	See biography above.

Paul J. DeNoon, 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Scott A. DiMaggio, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Douglas J. Peebles, 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Matthew S. Sheridan, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Stephen M. Woetzel, 47	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

136 | AB GLOBAL BOND FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Global Bond Fund, Inc. (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

abfunds.com	AB GLOBAL BOND FUND | 137

certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the

138 | AB GLOBAL BOND FUND	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

abfunds.com	AB GLOBAL BOND FUND | 139

affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

140 | AB GLOBAL BOND FUND	abfunds.com

(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

abfunds.com	AB GLOBAL BOND FUND | 141

the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

142 | AB GLOBAL BOND FUND	abfunds.com

services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

abfunds.com	AB GLOBAL BOND FUND | 143

independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

144 | AB GLOBAL BOND FUND	abfunds.com

also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

abfunds.com	AB GLOBAL BOND FUND | 145

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and

146 | AB GLOBAL BOND FUND	abfunds.com

trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

abfunds.com	AB GLOBAL BOND FUND | 147

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

148 | AB GLOBAL BOND FUND	abfunds.com

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0918

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2017	$102,815	$860	$30,457
	2018	$102,815	$(2)	$26,788

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2017	$660,772	$31,317
			$(860)
			$(30,457)
	2018	$676,250	$26,786
			$2
			$(26,788)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2018